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GALAXY VARIABLE ANNUITY
GALAXY VIP FUNDS

ANNUAL REPORT
December 31, 2000

[GRAPHIC OMITTED - GALAXY FUNDS]

CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the annual report for The Galaxy VIP Fund for the fiscal year ended December 31, 2000. The report includes a Market Overview that discusses the different economic and market factors that may have affected your investment returns during this time. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. managed each of the Funds' portfolios in this climate. Financial statements and a list of individual portfolio holdings for each of the Funds as of December 31, 2000 appear at the end of the report.
      Over the past year, a changing outlook for the economy and corporate earnings shifted market leadership from technology stocks and a narrow group of large growth companies to value-oriented stocks and stocks of small- and mid-sized firms. In this environment, stock prices became more volatile, and stock selection became increasingly important to increasing total returns. Although returns for many major market indices were negative, due to the sharp sell off by technology stocks, a broad range of stocks within those indices made healthy gains. In the Standard & Poor's 500 Index (the "S&P 500 Index"), a majority of stocks outperformed the Index as a whole.
      Diversifying into bond and money market securities also served investors well during the reporting period and helped to offset the disappointing returns from stocks. When interest rates were rising early in the year, investors benefited from higher yields. When rates later eased, a rally in bond prices enhanced total returns.
      While market volatility can be unnerving even for experienced investors, short-term fluctuations are quite normal and should not deter you from the asset allocation strategy you've set to meet long-term financial goals. By using The Galaxy VIP Fund - which offers a mix of stock, bond, and cash portfolios invested in a wide range of securities - you may achieve the diversification necessary to weather short-term market fluctuations.
      Going forward, Keith Banks, FIA's new Chief Investment Officer, will oversee the portfolio management of The Galaxy VIP Fund and other funds in the Galaxy family. Mr. Banks was the former managing director and head of U.S. equities for J.P. Morgan Investment Management.
      If you have any questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

      Sincerely,


/S/ SIGNATURE - DWIGHT E. VICKS, JR.

      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees
      The Galaxy VIP Fund

[BEGIN SIDEBAR]
MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
         PRINCIPAL AMOUNT INVESTED
[END SIDEBAR]

THIS REPORT RELATES TO THE SUB-ACCOUNTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E. THE UNDERLYING MUTUAL FUND PORTFOLIOS IN WHICH THE SUB-ACCOUNTS INVEST INCLUDE THE FOLLOWING PORTFOLIOS OF THE GALAXY VIP FUND:
MONEY MARKET FUND, EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, HIGH QUALITY BOND FUND AND COLUMBIA HIGH YIELD FUND II. THIS REPORT RELATES TO THE GALAXY
VIP FUND ONLY.

MARKET OVERVIEW

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      A dramatic shift in economic signals during calendar year 2000 caused most major stock market indices to turn negative for the first time in six years, while boosting returns for bonds.
      After enjoying a brisk pace in the first and second quarters of 2000, U.S. economic growth slowed significantly in the second half of the year, as earlier hikes in short-term interest rates by the Federal Reserve (the "Fed") took their toll. Investors became increasingly concerned about a slowdown in corporate earnings, particularly for technology firms. Having advanced strongly in recent years, tech stocks represented a large portion of most market indices. When earnings concerns sent the prices of tech stocks sharply lower in 2000, these indices entered negative territory, even though many stocks that had experienced corrections in 1999 performed quite well. For the 12-month reporting period, stocks of larger companies, as measured by the S&P 500 Index, and smaller companies, as measured by the Russell 2000 Index (the "Russell 2000"), posted total returns of -9.10% and -3.02%, respectively.
      As signs of slower growth increased in the fourth quarter of 2000, the Fed signaled that it was more inclined to lower interest rates than to raise them. Bond prices rallied strongly on the news, adding to modest gains from the third quarter. Bonds also benefited throughout the year from a rising federal budget surplus that reduced the supply of new Treasury issues and accelerated a government bond buyback program. These factors more than offset potential downward pressure on bond prices from interest rate hikes in the first and second quarters and helped the Lehman Brothers Government/Credit Bond Index deliver a total return of 11.85% for the 12 months ended December 31, 2000. The Lehman Brothers Government/Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

A SIGNIFICANT SLOWDOWN IN GROWTH
      During the first quarter of 2000 when the reporting period began, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, grew at an annualized rate of 4.80%. With rising energy prices and a tight labor market, the annualized rate of "headline" inflation increased from 2.60% at the end of 1999 to 3.70% by March of 2000. To keep growth from pushing inflation even higher, the Fed raised short-term interest rates by 25 basis points (0.25%) at each of its meetings in February and March. Following on the heels of increases totaling 75 basis points in 1999, these hikes pushed short-term rates to their highest levels since April of 1991.
      After rising briefly in the first weeks of 2000, the yields for long-term Treasury bonds trended lower. This was the result of an imbalance in supply and demand caused by the start of a government bond buyback program and an announcement by the Treasury Department that it would issue less long-term debt in the future. The yields for long-term agency and corporate bonds remained high versus yields for Treasuries, as increased volatility in the stock market and concerns that a future economic slowdown would reduce the credit quality of issuers added to a less favorable balance of supply and demand. As investors anticipated further rate hikes by the Fed, the yields for shorter-term issues rose above the yields for longer-term bonds, which caused the yield curve to "invert" for the first time in nearly 10 years.
      Despite the threat to growth from higher interest rates, stock prices rose into the middle of March, as demand for technology stocks remained strong and broadened beyond the consumer-oriented Internet stocks that had led the market for several quarters. With investors more concerned that the very high valuations for many technology stocks were unsustainable, however, stock prices also became more volatile.
      As GDP growth accelerated to 5.60% in the second quarter, the Fed raised short-term rates by 50 basis points in May. When growth finally slowed to a rate of 2.20% in the third quarter, which was the weakest pace in four years, the Fed put further rate hikes on hold.

      After rising sharply in April and May in anticipation of a rate hike, bond yields moved lower into September. With the decline steeper for shorter-term issues than for longer maturities, the yield curve began to "disinvert" and assume a more traditional shape. Maintaining

[BEGIN SIDEBAR]

"BONDS ALSO BENEFITED THROUGHOUT THE YEAR FROM A RISING FEDERAL BUDGET SURPLUS THAT REDUCED THE SUPPLY OF NEW TREASURY ISSUES AND ACCELERATED A GOVERNMENT BOND BUYBACK PROGRAM."

[END SIDEBAR]
their more favorable balance of supply and demand, Treasuries continued to outperform corporate bonds.
      The major stock market indices sold off sharply from the middle of March through the middle of May, led by the greatly overvalued stocks of technology firms. With evidence that a slowdown in growth would soon cause interest rates to peak, stock prices generally improved from June to the beginning of September. However, market volatility continued to increase during this time, as investors became more focused on company fundamentals and punished firms for even slight disappointments in earnings. As investors abandoned tech stocks, they searched for value in a wide range of market sectors.
      In the fourth quarter of 2000, it became clear that an economic slowdown was underway and that the deceleration would be greater than expected. As a further rise in energy prices and a weak euro added to earnings concerns, stock prices moved sharply lower. Technology stocks and other large growth stocks with high valuations bore the brunt of the market's decline, while value-oriented stocks rallied. With gains by small- and mid-cap stocks, these sectors outperformed large-cap stocks for the year.
      Bonds benefited in this environment, as the Fed indicated that it was more likely to cut short-term interest rates in coming months than to raise them. Because shorter-term yields continued to fall more sharply than longer-term yields, the yield curve steepened further.

EMPHASIZING QUALITY, VALUE, AND DIVERSIFICATION
      As economic growth slowed during the year, stock and bond investments with better credit quality and more reasonable prices tended to outperform. By placing greater emphasis on those issues, and diversifying across a broad range of market sectors, we helped The Galaxy VIP Fund portfolios make the most of prevailing market conditions.
     With strong demand for the high credit quality offered by Treasury bonds, and shrinking supplies, the fixed-income portfolios benefited from increased attention to that sector. Of further help was a greater emphasis on higher-rated issues within the corporate sector and issues of firms in "defensive" industries that tend to be less vulnerable to an economic slowdown. Strong yields from asset-backed and mortgage-backed securities further enhanced returns. Shareholders also benefited from adjustments in the portfolios' maturity structures that let us make the most of changing yields.
      Because technology stocks had reached extremely high valuations by the time the reporting period began, we had limited the technology holdings in The Galaxy VIP Fund equity portfolios to issues whose prices were most attractive versus potential earnings. As the prices for technology stocks moved higher early in the reporting period, we took profits from the best-performing issues and increased positions in technology or other sectors that offered better price potential. Our continued emphasis on a broadly diversified mix of reasonably priced holdings served the portfolios well when investors abandoned the high-priced technology sector for areas with more attractive valuations. Overweightings in many of the market sectors that outperformed during the year - such as energy and health care - further enhanced returns.

A BRIGHTER OUTLOOK AHEAD
      With evidence that growth in 2001 will be much slower than expected, we believe the Fed will cut interest rates several times in the first half of the year. We think bond prices may already have adjusted for these rate cuts, but could head lower if the economic outlook deteriorates further and additional rate cuts seem necessary. As long as investors remain uneasy about the outlook for company earnings, they may favor bonds with higher credit quality.
      It seems likely that earnings will decelerate in 2001. If the Fed's rate hikes achieve a "soft landing" for the economy, however, earnings growth could accelerate in 2002. As investors anticipate such an improvement, stock prices could strengthen. Following historically high gains for six of the last seven years, we would expect the major market indices to move more in tandem with their historic averages, potentially earning returns in the mid- to high single digits. The small-cap and value sectors, which are attractively priced versus large-cap and growth-oriented stocks, could outperform.

[BEGIN SIDEBAR]

"AS ECONOMIC GROWTH SLOWED DURING THE YEAR, STOCK AND BOND INVESTMENTS WITH BETTER CREDIT QUALITY AND MORE REASONABLE PRICES TENDED TO OUTPERFORM."

[END SIDEBAR]

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2000                1 YEAR   3 YEARS   5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
Money Market Fund
(INCEPTION DATE 2/2/93)                 6.13%    5.38%     5.21%       4.81%
--------------------------------------------------------------------------------
Equity Fund
(INCEPTION DATE 1/11/93)               (1.82)   15.54     19.07       16.02
--------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/98)                 5.57      N/A       N/A        5.89
--------------------------------------------------------------------------------
Small Company Growth Fund
(INCEPTION DATE 4/17/98)               (9.09)     N/A       N/A       12.03
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)                28.57      N/A       N/A        3.91
--------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 2/6/93)                 2.17     8.73     11.90       11.40
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 1/21/93)               12.88     6.01      5.77        6.32
--------------------------------------------------------------------------------
Columbia High Yield Fund II
(INCEPTION DATE 3/3/98)                 3.66      N/A       N/A        4.82
--------------------------------------------------------------------------------


GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

(VARIABLE ACCOUNT E INCEPTION 1/8/93)

AS OF DECEMBER 31, 2000       1 YEAR    3 YEARS   5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------
Money Market Fund              5.54%     4.77%     4.61%          4.22%
 ..........................................................................
Equity Fund                   (2.36)    14.90     18.42          15.39
 ..........................................................................
Asset Allocation Fund          1.61      8.13     11.28          10.79
 ..........................................................................
High Quality Bond Fund        12.25      5.42      5.18           5.73
--------------------------------------------------------------------------

THESE RESULTS REFLECT THE EXPERIENCE OF THE SUB-ACCOUNTS OF VARIABLE ACCOUNT E OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION AND INCLUDE ALL MANAGEMENT FEES AND EXPENSES AND INSURANCE COSTS AND ACCORDINGLY WILL BE DIFFERENT FROM THE PERFORMANCE OF THE CORRESPONDING GALAXY VIP FUND. THE VARIABLE ACCOUNT E SUB-ACCOUNTS PURCHASE SHARES OF THE GALAXY VIP FUND. THE SUB-ACCOUNTS ARE GAL MONEY MARKET, GAL EQUITY, GAL ASSET ALLOCATION, AND GAL HIGH QUALITY BOND. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR AND THE ADMINISTRATOR ARE PRESENTLY WAIVING OR REIMBURSING FEES FOR THE GALAXY VIP MONEY MARKET FUND, EQUITY FUND, ASSET ALLOCATION FUND AND HIGH QUALITY BOND FUND. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP MONEYMARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - KAREN ARNEIL]
KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.

[END SIDEBAR]

GALAXY VIP MONEY MARKET FUND

PORTFOLIO MANAGER
KAREN ARNEIL
      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.
      As changes in the Fed's interest rate policy caused money market yields to reverse course in the past year, near-term yield fluctuations introduced attractive investment opportunities in individual market sectors. By making the most of these opportunities, and maintaining a portfolio with strong credit quality, we helped the Fund earn a total return of 6.13% for the 12 months ended December 31, 2000. Over the same period, the average money market fund tracked by Lipper Inc. ("Lipper") earned a total return of 5.70%. On December 31, 2000, the Fund had an average maturity of 25 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 6.16%, and a 30-day SEC effective yield of 6.17%.

CHANGING MATURITIES TO MAXIMIZE YIELD
      Early in 2000, when the reporting period began, we moved into a "barbelled" maturity structure for the Fund that emphasized instruments with both longer and very short maturities. With this strategy, we were able to increase returns as short-term yields were rising. Of further benefit were selective additions of short-term corporate securities with high credit quality.
      When the yield curve flattened later in the period, we abandoned the barbelled maturity structure and gave greater attention to instruments with shorter maturities. In the final months of the period, we focused on issues that matured at the end of 2000 and balanced those holdings with a "laddered" structure of issues that would mature throughout January and February of 2001. With the proceeds from holdings that matured at the end of 2000, we were able to make additional investments in issues that matured early in 2001, whose yields were attractive due to the decrease in demand that typically occurs at the start of a calendar year. To lock in higher yields as interest rates fell, we also purchased instruments with six-month maturities.

ANTICIPATING A FURTHER YIELD DECLINE
      Given the speculation that the Fed may cut interest rates several times in the first half of 2001 to prevent further economic deterioration, we plan to continue using floating-rate issues to enhance yield where we can. Just as these instruments can boost returns when yields rise, they can also perform well when yields fall. In addition, we may further increase investments in longer-term investments to lock in yields at higher levels.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

COMMERCIAL PAPER                      73%
REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES      18%
CORPORATE NOTES                        9%

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP MONEY MARKET FUND
7-DAY AVERAGE YIELDS

Date           7 Day Average
01/31/2000          5.7
02/29/2000          5.71
03/31/2000          5.83
04/30/2000          5.8
05/31/2000          6.12
06/30/2000          6.19
07/31/2000          6.14
08/31/2000          6.15
09/30/2000          6.09
10/31/2000          6.02
11/30/2000          6.02
12/31/2000          5.99

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - ROBERT G. ARMKNECHT]

ROBERT G. ARMKNECHT BECAME MANAGER OF THE GALAXY VIP EQUITY FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.

[END SIDEBAR]

GALAXY VIP EQUITY FUND

PORTFOLIO MANAGER
ROBERT G. ARMKNECHT
      The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that FIA believes have above-average earnings potential.
      With a shift in economic outlook over the past year that encouraged investors to abandon technology stocks for a broad range of issues with better valuations, a well-diversified portfolio with overweightings and strong stock selection in several better-performing market sectors helped the Fund outperform both its market benchmark and other funds with similar investment objectives. For the 12 months ended December 31, 2000, the Fund's total return was -1.82%, versus -9.10% for the S&P 500 Index and -8.96% for the average large-cap core fund tracked by Lipper.

DIVERSIFICATION HELPS IN CHANGING MARKET
      In the first months of the reporting period, investors favored sectors with strong potential for earnings growth. These included energy and health care firms, as well as technology companies. The Fund benefited in this environment from overweightings in both the energy and health care sectors and from strong performance by individual holdings within those sectors. Stock selection was also helpful in the consumer staples, financial, and communications groups, due to our continued focus on industry leaders. During this time, we traded stocks of energy and technology firms that performed well for drug and retail stocks whose prices were more attractive.
      When market leadership shifted in the spring and summer of 2000, our diversification and emphasis on companies with above-average growth potential continued to aid returns. Further strength from an overweighted energy position plus an outperformance by individual technology, health care, and financial stocks helped offset an underperformance by consumer staples stocks. Having raised cash reserves earlier in the period, we were able to take advantage of attractive opportunities that arose in technology stocks.
      With greater economic concern in the final months of the year, investors abandoned many growth sectors for more "defensive" areas like financials, food, and drugs. In addition to strong gains from financial stocks, the Fund continued to benefit from overweightings and strong stock selection in the energy and health care areas, as well as good stock selection in the consumer staples group.
      At this point, we shifted assets from the technology, retail, and industrial sectors into financial and capital goods stocks. Within the technology sector and other groups, we made trades to recognize capital losses that could minimize year-end capital gains distributions.

LOOKING AHEAD TO ECONOMIC IMPROVEMENT
      As investors become increasingly confident that lower interest rates will prevent a recession, the Fund should benefit from its exposure to capital goods issues and other stocks from economically sensitive sectors. In the meantime, we plan to continue emphasizing stocks of high-quality firms with superior earnings and cash flow prospects and to maintain a well-diversified portfolio.

GALAXY VIP EQUITY FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS, REPURCHASE
AGREEMENT & NET OTHER ASSETS AND LIABILITIES            6%
CONSUMER CYCLICAL                                       7%
CONSUMER STAPLES                                       23%
TECHNOLOGY                                             11%
ENERGY                                                 12%
FINANCE                                                15%
COMMUNICATIONS                                         13%
INDUSTRIAL                                             13%

GALAXY VIP EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   GALAXY VIP
                S&P 500 INDEX      EQUITY FUND
01/11/93             10000            10000
12/31/93             11009            10450
12/31/94             11151            10813
12/31/95             15336            13706
12/31/96             20762            16595
12/31/97             27686            21198
12/31/98             35648            26184
12/31/99             43145            33299
12/31/00             35571            32694

*SINCE INCEPTION ON 1/11/93. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - GREGORY M. MILLER]

GREGORY M. MILLER BECAME MANAGER OF THE GALAXY VIP GROWTH AND INCOME FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.

[END SIDEBAR]

GALAXY VIP GROWTH AND INCOME  FUND

PORTFOLIO MANAGER
GREGORY M. MILLER
      The Galaxy VIP Growth and Income Fund seeks a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share price volatility.
      In an environment where investors recognized that technology and many other growth stocks had reached unsustainable valuations, the Fund benefited both from a reduced position in technology stocks and its ongoing focus on a broad range of value-oriented stocks. As a result of these portfolio strategies, and its focus on the outperforming value sector, the Fund earned a total return of 5.57% for the 12 months ended December 31, 2000, versus -9.10% for the S&P 500 Index. With the majority of its investments in stocks of larger value-oriented firms, which underperformed value stocks in the mid- and small-cap sector, the Fund's total return lagged the total return of 8.86% earned by the average multi-cap value fund tracked by Lipper.

FOCUS ON VALUE
     Because we felt that the excessive prices for technology stocks versus their historic relationship with company earnings had made the stocks unsuitable for our value-oriented investment strategy, we maintained an underweighting in the tech sector (versus the Fund's market benchmark) throughout the reporting period. Although this curbed the Fund's total returns when technology stocks outperformed at the start of 2000, it enhanced returns when the sector later experienced a sharp correction. In the meantime, several individual tech positions helped to boost the Fund's performance. Of further help were overweightings and strong stock selection in better-performing sectors such as health care, energy, and capital goods. These positives, along with the reduced weighting in technology stocks, helped offset disappointing performances by issues of retail and communications-services firms.
      We maintained our emphasis on value early in the period by taking profits in certain energy, health care, and financial stocks that performed well and adding consumer cyclical holdings with better price potential. We also made trades to improve value within the technology and basic materials sectors. We continued to increase consumer cyclical issues later in the period, while further reducing energy and health care stocks and making opportunistic trades within the technology, basic materials, and financial sectors.

FURTHER STRENGTH IN VALUE STOCKS POSSIBLE
      With an exceptionally strong performance by value-oriented stocks in the fourth quarter of 2000, the shift in market preference from growth to value during the year was one of the largest on record. Whether value stocks can continue to outperform will depend largely on whether the Fed achieves a "soft landing" for the economy. As we wait for a clearer economic picture to emerge, we will continue to watch for new investment opportunities that near-term market fluctuations may bring. We are now particularly interested in opportunities in retail and financial stocks, as well as issues of consumer staples firms outside the health care sector.


GALAXY VIP GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS, CONVERTIBLE
PREFERRED STOCK, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                7%
BASIC MATERIALS                                 6%
COMMUNICATIONS                                  8%
CONSUMER STAPLES                               22%
INDUSTRIAL                                      8%
FINANCE                                        19%
CONSUMER CYCLICAL                               9%
TECHNOLOGY                                     11%
ENERGY                                         10%

GALAXY VIP GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               GALAXY VIP GROWTH
                S&P 500 INDEX   AND INCOME FUND
03/04/98            10000           10000
12/31/98            11864           10372
06/31/99            13333           11777
12/31/99            14359           11136
06/31/00            14297           11316
12/31/00            13053           11756

*SINCE INCEPTION ON 3/4/98. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - STEPHEN D. BARBARO]

STEPHEN D. BARBARO HAS MANAGED THE GALAXY VIP SMALL COMPANY GROWTH FUND SINCE ITS INCEPTION. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.

[END SIDEBAR]

GALAXY VIP SMALL COMPANY
GROWTH FUND

PORTFOLIO MANAGER
STEPHEN D. BARBARO
      The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.
      With technology stocks leading the market's advance, and then its decline, the Fund benefited over the past year from taking profits in technology stocks that performed well and adding a broad range of holdings with better price potential. With a well-diversified portfolio, and strong performance by many individual positions, the Fund's total return was -9.09% for the 12 months ended December 31, 2000. By comparison, during the same period, the average total return for small-cap growth funds tracked by Lipper was -5.06%, and the average total return for the Russell 2000 was -3.02%.

TAKING PROFITS IN TECH STOCKS
      As technology stocks advanced early in the period, the Fund benefited both from an overweighting in the sector versus its market benchmark and strong returns from its holdings in the communications group. These positives, plus an underweighting in the poorly performing financial sector, helped offset an underweighting in the outperforming biotech area.
      When technology stocks began to falter in the spring of 2000, the Fund benefited from earlier profit taking that had reduced its overweighting in the tech sector and from an underweighting in Internet stocks, which suffered the largest losses. Of additional help at this time was an increased overweighting in energy stocks, which outperformed with higher oil prices, and purchases of health care stocks, which benefited from heightened economic concerns that drove investors to "defensive" sectors.
      We continued to trim the Fund's tech holdings as a whole in the months that followed, while seizing selective opportunities that arose in the sector. This helped to buffer Fund returns as tech stocks continued their decline. With investors recognizing the many values available in small-cap stocks, we further enhanced returns with purchases of consumer, financial, health care, and transportation issues and a continued overweighting in energy stocks.

BETTER VALUATIONS
      While small-cap stocks in the technology sector remain overpriced on a historical basis, the overvaluation is far less than it was several months ago. If the Fed achieves an economic "soft landing," and investors become less concerned about earnings, both the technology and other small-cap growth sectors could strengthen. In the meantime, we will attempt to make the most of new opportunities in attractively priced stocks that could benefit as the economic outlook improves.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP SMALL COMPANY GROWTH FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

REPURCHASE AGREEMENT                     4%
COMMUNICATIONS                           7%
CONSUMER CYCLICAL                       23%
ENERGY                                   8%
TECHNOLOGY                              10%
CONSUMER STAPLES                        22%
FINANCE                                 10%
INDUSTRIAL                              14%
OTHER COMMON STOCKS &
NET OTHER ASSETS AND LIABILITIES         2%

GALAXY VIP SMALL COMPANY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 GALAXY VIP SMALL
                  RUSSELL 2000  COMPANY GROWTH FUND
04/17/98              10000           10000
12/31/98               8806            8932
06/31/99               9623            9783
12/31/99              10678           14959
06/30/00              11003           16202
12/31/00              10355           13600

*SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000 IS AN UNMANAGED INDEX OF 2000
 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT CO., HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.

[END SIDEBAR]

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

PORTFOLIO MANAGER
DAVID W. JELLISON
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).
      During 2000, stable returns, a healthy operating environment, and attractive valuations combined to generate the best performance for REIT stocks since 1996. With strong returns from many individual positions, the Fund earned a total return of 28.57% for the 12 months ended December 31, 2000. Over the same period the National Association of Real Estate Investment Trusts (NAREIT) Index earned a total return of 26.36%, and the average real estate stock fund tracked by Lipper earned a total return of 25.57%.

A BETTER BALANCE OF SUPPLY AND DEMAND
      As the NASDAQ stock index peaked in March of 2000, REIT stocks emerged from a bear market of two and a half years. Supporting the rally were downward revisions in anticipated supplies of new real estate, continued economic health, and relatively low valuations. These conditions persisted through the end of the year.
      This environment was most beneficial to the lodging, office, apartment and industrial sectors. Many companies in those areas enjoyed upward earnings revisions throughout the year, due to improved expectations for growth. The Fund's heavy weightings in these areas contri-buted significantly to its outperformance. Portfolio leaders included Host Marriott, AvalonBay, Boston Properties and Spieker Properties. The strong performance from such companies helped offset disappointing returns from companies like Simon Property Group, which was hurt by weak demand.
      Underweightings in the lesser-performing health care and retail sectors also enhanced performance. Health care firms were hurt as negotiations over federal levels for service reimbursement dragged on longer than expected. Retail companies suffered as rising interest rates earlier in the year caused a steady decline in consumer spending. With the prospect of lower interest rates, an anticipated improvement in other fundamentals, and attractive valuations in the sector, we started to increase the Fund's retail investments late in the fourth quarter of 2000. After increasing our weightings in the lodging sector during the first half of the year, we reversed this strategy in the fourth quarter, due to concerns surrounding the slowing economy.

A FAVORABLE ENVIRONMENT
      If lower interest rates help the economy to remain healthy, as we expect, a favorable environment for REITs should continue. Lower rates should be especially helpful to the retail sector, and we expect to continue adding to the sector as the Fed maintains its easing policy. Because the lodging sector historically has performed well during periods of Fed easing, we would consider adding back to this area. To make these purchases, we may sell holdings in the industrial and office sectors. In months to come, the Fund's focus will be on strong, experienced management teams with the best prospects for future growth, which should continue to enhance total returns.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER CYCLICAL                               1%
NET OTHER ASSETS AND LIABILITIES                4%
REAL ESTATE                                    95%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    GALAXY VIP
                               COLUMBIA REAL ESTATE
                       NAREIT     EQUITY FUND II
03/03/98               10000          10000
12/31/98                8482           9043
06/30/99                8887           9442
12/31/99                8090           8669
06/30/00                9156           9875
12/31/00               10168          11145

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX OF ALL TAX
 QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - DON JONES]

DON JONES HAS MANAGED THE GALAXY VIP ASSET ALLOCATION FUND SINCE ITS INCEPTION. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

[END SIDEBAR]

GALAXY VIP ASSET ALLOCATION FUND

PORTFOLIO MANAGER
DON JONES
      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than the income for popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.
      By maintaining a broadly diversified portfolio of high-quality investments that included a sizable position in bonds, the Fund benefited as economic concerns shifted interest away from technology stocks over the past year and drove bond prices sharply higher. For the 12 months ended December 31, 2000, the Fund earned a total return of 2.17%. That compares to a total return of 0.45% for the average flexible portfolio fund tracked by Lipper. The S&P 500 Index, which tracks the performance of stocks only, showed a total return of -9.10% during the same time.

BUFFERED AGAINST TECHNOLOGY DOWNTURN
      At the start of the reporting period, when technology stocks were still gaining, the Fund enjoyed strong returns from its tech positions that offset a disappointing performance by drug and financial stocks. While adding selectively to the technology sector, we increased assets devoted to biotech firms, using cash reserves and the sale of food and drug stocks.
      The Fund's selection of technology investments continued to benefit returns when the sector weakened in the spring and summer of 2000. During this time, a strong performance from the Fund's energy positions and a reduced weighting in the lesser-performing consumer staples sector offset further disappointments in financial stocks. Using profits from energy stocks and certain better-performing technology and financial issues, we increased stocks of biotech, electronic, telephone utility, and industrial firms that were available at attractive prices.
      Although the Fund remained overweighted in tech stocks as the sector continued to weaken in the final months of the reporting period, the Fund's total returns benefited from overweightings in better-performing areas like drugs, biotechnology, energy, and finance. At this point, we took selective advantage of investment opportunities in technology, health care, and energy stocks and sold technology and drug issues with less potential.
      Throughout the year, we maintained a 40% allocation to bonds. Although falling bond prices diminished the Fund's total return early in the reporting period, shareholders benefited from higher yields. When interest rates later declined, rising bond prices helped offset weaker prices for stocks. As investors became more concerned about credit quality, we reduced investments in corporate bonds, particularly longer-term issues.

NEW OPPORTUNITIES
      If lower interest rates improve the economic outlook, as we expect, prices for technology issues and other growth stocks should strengthen. In the meantime, we may trade some of the Fund's cash reserves and bond investments for opportunities in stocks that near-term market fluctuations bring. As in previous months, we plan to be highly selective in making new investments and keep the Fund's portfolio well diversified.

GALAXY VIP ASSET ALLOCATION FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                         8%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES              3%
CORPORATE NOTES AND BONDS                               13%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                  25%
COMMON STOCKS                                           51%

GALAXY VIP ASSET ALLOCATION FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               GALAXY VIP ASSET
                S&P 500 INDEX   ALLOCATION FUND
02/06/93            10000           10000
12/31/93            10900           10530
12/31/94            11041           10304
12/31/95            15185           13367
12/31/96            20558           15328
12/31/97            27414           18245
12/31/98            35298           21440
12/31/99            42721           22955
12/31/00            35277           23454

*SINCE INCEPTION ON 2/6/93. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED-INCOME ASSETS SINCE 1975.

[END SIDEBAR]

GALAXY VIP HIGH QUALITY
BOND FUND

PORTFOLIO MANAGER
MARIE SCHOFIELD
      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest credit rating categories by Moody's Investors Service, Inc. ("Moody's) or Standard & Poors Ratings Group ("S&P"). At least 65% of total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality. With investors favoring government bonds and corporate issues with top credit ratings over the past year, the Fund benefited from its focus on those sectors. By also adjusting the portfolio's maturity structure to make the most of changes in yields, we helped the Fund perform well against its market benchmark and other funds with similar investment objectives. For the 12 months ended December 31, 2000, the Fund returned 12.88%. That compares to total returns of 11.85% for the Lehman Brothers Government/Credit Bond Index and 9.83% for average A-rated corporate bond fund tracked by Lipper. On December 31, 2000, the Fund had a 30-day SEC yield of 5.63%.

GOOD VALUE IN LONG U.S. TREASURIES
      At the start of the reporting period, duration positioning in the Fund's portfolio was about three-quarters of a year longer than that of the benchmark or about 114% of benchmark duration. We employed a barbelled structure which overweights both long and short maturities at the expense of intermediate maturities. This structure performs well in a flattening yield curve environment where short rates rise more than long rates-normally as the Fed continues to hike short-term interest rates to cool the economy. As the first quarter began, we took profits in corporates due to our expectation that rate hikes, together with rising energy prices and labor costs, would begin to erode profit margins and lead to some deterioration in credit quality as the economy slows. As a result, our allocation to Treasuries con tinued to grow, especially investments in longer-term issues, which left the Fund's duration in January nearly one year long to the Lehman Brothers Government/Credit Bond Index or about 118% benchmark duration.
      The commencement of Treasury buybacks in the first quarter coincided with the peak in yields as investors realized the supply of long-term, risk-free Treasury assets was set to decline dramatically due to growing budget surpluses. The resulting buying frenzy, in addition to extremely depressed sentiment levels, was the driving force behind the climactic move lower in long-term yields throughout the first half of the year. This, together with the hikes in the Federal Funds rate, caused the yield curve to invert for the first time in ten years leaving short-term rates higher than long-term rates. Risk premiums in the corporate sector widened in sympathy with equity market volatility and a possible turn in the credit cycle. This was most evident in lower quality paper where rising default ratios and downgrades sapped investor enthusiasm. As a result, the barbell structure, long duration positioning, and neutral weighting in corporates resulted in significant outperformance for the Fund in the first half of the year.

SHIFTING TO INTERMEDIATE SECURITIES, HIGHER QUALITY
      With the decline in yields, duration positioning was reduced gradually in the second quarter to about one-quarter year longer than the benchmark or about 106% of the benchmark. Inflation measures were under pressure this year, with headline inflation up about 1.0% to 3.5% and core inflation up 0.5% to 2.5% over last year. As a result, "real yields" looked less attractive falling below 3.0%, a major consideration in our decision to shorten. We began to take profits in longer-term issues and added investments in intermediate maturities and cash where we felt relative value was greater. We focused on high quality corporate issues with risk premiums at especially attractive levels. The Fund's shift to intermediate-term issues further improved returns as the yield curve reverted to its more traditional shape in the months that followed. However, as the economic outlook deteriorated in the fourth quarter, we reduced investments in longer-term corporate bonds, particularly issues

PORTFOLIO REVIEWS

of companies with greater vulnerability to earnings concerns. We used the proceeds from these sales to add intermediate-term Treasuries and agencies, as well as asset-backed securities of high credit quality. Duration positioning was reduced further in mid-December as the economic outlook clouded and rates fell to much lower levels. At year end, the Fund's duration was neutral to the benchmark.

WAITING FOR THE SOFT LANDING
      The Fed's intention to lower rates in the year ahead was signaled at its December meeting with the shift to an easing bias. Once the easing cycle is underway, investor attention may shift back to lower-quality sectors as confi dence stabilizes and capital market expectations strengthen. Due to near-term concerns about the economy, we plan to maintain our emphasis on government bonds. At the same time, we expect to make selective investments in high-quality corporate bonds as attractive opportunities arise. Signs of a soft landing will likely emerge in the first half only after several moves by the Fed to reduce short-term rates. As long as real (inflation-adjusted) yields remain relatively low, we will probably remain overweighted in intermediate maturities. We may, however, adjust duration positioning slightly as market sentiment swings to extremes and investors perceive a less positive economic outcome.

GALAXY VIP HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET-BACKED SECURITIES                                 12%
FOREIGN BONDS & NET OTHER ASSETS AND LIABILITIES         5%
MORTGAGE-BACKED SECURITIES                              16%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                  39%
CORPORATE NOTES AND BONDS                               28%

GALAXY VIP HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROTHERS
              GOVERNMENT/CREDIT   GALAXY VIP HIGH
                 BOND INDEX      QUALITY BOND FUND
01/21/93            10000              10000
12/31/93            10604              10867
12/31/94             9984              10486
12/31/95            12294              12094
12/31/96            12443              12487
12/31/97            13657              13656
12/31/98            14950              14981
12/31/99            14629              14415
12/31/00            16920              16271

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
 IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]

[PHOTO OMITTED - JEFFREY L. RIPPEY]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

[END SIDEBAR]

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

PORTFOLIO MANAGERS
JEFFREY L. RIPPEY AND KURT M. HAVNAER
      The Galaxy VIP Columbia High Yield Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.
      At a time when earnings concerns dampened returns for high-yield corporate bonds, the Fund benefited from overweightings in better-performing sectors and underweightings in sectors with poorer performance. For the 12 months ended December 31, 2000, the Fund had a total return of 3.66%. That compares to total returns of 11.63% for the Lehman Brothers Aggregate Bond Index and -8.38% for the average high-yield bond fund tracked by Lipper. On December 31, 2000, the Fund had a 30-day SEC yield of 8.46%.

SECTOR SELECTION KEY TO RETURNS
      As rising short-term interest rates brought concerns of deterioration in economic growth and corporate earnings in the spring of 2000, banks began to tighten their lending standards. This caused investors to demand an increase in the yields for lower-quality corporate debt relative to the yields for higher-quality fixed-income issues. As the prices of lower-quality corporates weakened in response, the Fund benefited from

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]

[PHOTO OMITTED - KURT M. HAVNAER]

KURT M. HAVNAER, ALSO A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., HAS SERVED AS CO-MANAGER OF THE FUND SINCE 2000.

[END SIDEBAR]

overweightings in better-performing industries such as energy, gaming, cable and electric utilities. Of further help were underweightings in lesser-performing areas like telecommunications and retail.
      During the year, the Fund also enjoyed strong returns from many individual securities. In the energy sector, these included debt issued by Newpark Resources and Pride International. Charter Communications was a leader in the cable sector, and the gaming sector was led by holdings such as International Game Technology, Park Place Entertainment and Harrah's. These investments, plus top-performing issues from other sectors (such as Allied Waste, Healthcare Properties, and Tenet Healthcare) helped offset poor performance from issues in the telecommunications area (such as NextLink Communications, MetroMedia Fiber Network, and Level 3 Communications).
      Our largest industry change during the year was in the textile sector, where we sold the Fund's Westpoint Stevens holding due to deteriorating credit fundamentals. We also reduced the Fund's weightings in cable, diversified media, energy and electric utilities firms. Although the cable, electric utilities and energy sectors performed very well last year, we wanted to decrease our bets in those areas. With the proceeds from these sales, we increased our exposure to the gaming, auto and home building sectors. We believe the prospects for the home building industry should improve as mortgage rates decline. The auto sector, which suffered in 2000, has reached a level where prices are now attractive.

A GOOD VALUE
      High-yield securities are a good value at this point, as the market has more than discounted the environment going forward. Default rates will likely rise in 2001, due to tighter bank lending standards and continued deterioration in the credit fundamentals of lower-quality companies that issued higher-yield bonds in 1997 and 1998. However, high default rates have not always prevented the high-yield market from performing well. High-yield bonds generated record returns in 1991, for example, despite default rates of 10%. Today, default rates are close to 6%. In this uncertain investment environment, we believe that maintaining a conservative posture within the high-yield market is still appropriate.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP COLUMBIA HIGH YIELD FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2000

U.S. GOVERNMENT OBLIGATION               5%
INVESTMENT COMPANY & NET
OTHER ASSETS AND LIABILITIES             3%
CORPORATE NOTES AND BONDS               92%

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP COLUMBIA HIGH YIELD FUND II
GROWTH OF $10,000 INVESTMENT*

                   LEHMAN BROTHERS      GALAXY VIP COLUMBIA
                 AGGREGATE BOND INDEX    HIGH YIELD FUND II
03/03/98               10000                   10000
12/31/98               10961                   10739
06/30/99               10975                   10592
12/31/00               10651                   11022
06/30/00               11076                   11120
12/31/00               11889                   11426

*SINCE INCEPTION ON 3/3/98. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN
 UNMANAGED INDEX COMPRISED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

COMMERCIAL PAPER (A) - 73.20%


                FINANCE - 42.37%

 $  700,000     Associates Corp. of North America
                6.00%, 01/19/01..................  $     697,835
    700,000     BellSouth Capital Funding Corp.
                4.00%, 02/05/01..................        695,769
    700,000     CDC Commercial Paper Corp.
                4.00%, 01/31/01..................        696,295
    700,000     Ford Motor Credit Co.
                5.00%, 01/19/01..................        697,841
    700,000     General Electric Capital Corp.
                6.53%, 01/25/01..................        697,080
    700,000     General Motors Acceptance Corp.
                4.00%, 01/09/01..................        699,106
    700,000     Morgan (J.P.) & Co.
                5.00%, 02/01/01..................        696,173
    700,000     Paccar Financial Corp.
                4.00%, 01/08/01..................        699,238
    700,000     Toyota Motor Credit Corp.
                5.00%, 01/17/01..................        698,090
    700,000     UBS Finance (DE) LLC
                6.52%, 01/18/01..................        697,968
    700,000     Unilever Capital Corp.
                4.00%, 03/23/01..................        690,231
                                                   -------------
                                                       7,665,626
                                                   -------------

                CONSUMER STAPLES - 23.13%

    700,000     Anheuser-Busch Co., Inc.
                4.00%, 01/10/01..................        698,990
    700,000     DaimlerChrysler N.A. Holdings Corp.
                5.00%, 01/16/01..................        698,233
    700,000     Heinz, (H.J.) Co.
                6.53%, 01/26/01..................        696,953
    700,000     Kimberly-Clark Corp.
                6.49%, 02/09/01..................        695,205
    700,000     Merck & Co., Inc.
                5.00%, 01/31/01..................        696,335
    700,000     Pfizer, Inc.
                6.50%, 01/18/01 (B)..............        697,978
                                                   -------------
                                                       4,183,694
                                                   -------------

                COMMUNICATIONS - 3.85%

    700,000     SBC Communications, Inc.
                5.00%, 01/26/01..................        696,943
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL - 3.85%

 $  700,000     Wal-Mart Stores, Inc.
                6.51%, 01/30/01..................  $     696,456
                                                   -------------
                TOTAL COMMERCIAL PAPER...........     13,242,719
                                                   -------------
                (Cost $13,242,719)

CORPORATE NOTES - 9.12%

    750,000     Key Bank N.A., Bank Note
                6.50%, 01/29/01..................        749,968
    900,000     Sara Lee Corp., MTN, Series D
                6.68%, 02/14/01..................        899,940
                                                   -------------
                TOTAL CORPORATE NOTES ...........      1,649,908
                                                   -------------
                (Cost $1,649,908)

REPURCHASE AGREEMENT - 17.51%

  3,168,000     State Street Bank
                5.85%, 01/02/2001, dated 12/31/2000
                Repurchase Price $3,170,059
                (Collaterized by U.S. Treasury
                Note 4.75%, due 11/15/2008;
                Total Par $3,305,000
                Market Value $3,234,742).........      3,168,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      3,168,000
                                                   -------------
                (Cost $3,168,000)
TOTAL INVESTMENTS - 99.83%.......................     18,060,627
                                                   -------------
(Cost $18,060,627)
NET OTHER ASSETS AND LIABILITIES - 0.17%.........         30,987
                                                   -------------
NET ASSETS - 100.00%.............................  $  18,091,614
                                                   =============

---------------------------------------------
(A)    Discount yield at time of purchase.
(B) Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified buyers. At December 31, 2000, this security amounted to $697,978 or 3.87% of net assets.
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

     EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 96.97%


                CONSUMER STAPLES - 23.11%

     30,000     American Home Products Corp......  $   1,906,500
     12,000     Amgen, Inc.*.....................        767,250
     35,000     Anheuser-Busch Cos., Inc.........      1,592,500
     25,000     Baxter International, Inc........      2,207,812
     25,000     Bristol-Myers Squibb Co..........      1,848,437
     45,000     Elan Corp. Plc, ADR*.............      2,106,563
     17,000     Forest Laboratories, Inc., Class A*    2,258,875
     20,000     Johnson & Johnson Co.............      2,101,250
     22,500     Merck & Co., Inc.................      2,106,563
     30,000     PepsiCo, Inc.....................      1,486,875
     55,000     Pfizer, Inc......................      2,530,000
     35,000     Pharmacia Corp...................      2,135,000
     17,500     Procter & Gamble Co..............      1,372,656
     30,000     Schering-Plough Corp.............      1,702,500
     40,000     Tenet Healthcare Corp............      1,777,500
                                                   -------------
                                                      27,900,281
                                                   -------------

                FINANCE - 14.98%

     30,000     American Express Co..............      1,648,125
     30,000     American International Group, Inc.     2,956,875
     50,000     Chase Manhattan Corp.............      2,271,875
     50,000     Citigroup, Inc...................      2,553,125
     22,500     Fannie Mae.......................      1,951,875
     16,500     Goldman Sachs Group, Inc.........      1,764,469
     40,000     John Hancock Financial Services, Inc.  1,505,000
     12,300     Morgan (J.P.) & Co...............      2,035,650
     25,000     Wells Fargo & Co.................      1,392,188
                                                   -------------
                                                      18,079,182
                                                   -------------

                INDUSTRIAL - 13.27%

     45,000     Flextronics International, Ltd.*.      1,282,500
     60,000     General Electric Co..............      2,876,250
     38,000     Honeywell International, Inc.....      1,797,875
     22,500     Illinois Tool Works, Inc.........      1,340,156
     22,500     Maxim Integrated Products, Inc.*.      1,075,781
      5,000     Minnesota Mining & Manufacturing Co.     602,500
     40,000     Solectron Corp.*.................      1,356,000
     60,000     Tyco International, Ltd..........      3,330,000
     30,000     United Technologies Corp.........      2,358,750
                                                   -------------
                                                      16,019,812
                                                   -------------

                COMMUNICATIONS - 13.07%

     27,500     America Online, Inc.*............        957,000
     40,400     American Tower Corp., Class A*...      1,530,150
     75,000     AT&T Corp. - Liberty Media Corp.,
                Class A*.........................      1,017,187
     10,000     AT&T Wireless Group*.............        173,125
      2,500     Avaya, Inc.*.....................         25,781
     30,000     Cisco Systems, Inc.*.............      1,147,500

    SHARES                                               VALUE
  ----------                                           ---------

                COMMUNICATIONS (CONTINUED)

     20,000     EchoStar Communications Corp.,
                  Class A*.......................  $     455,000
     50,000     Infinity Broadcasting Corp., Class A*  1,396,875
     50,000     Nokia Oyj, ADR...................      2,175,000
     35,000     Nortel Networks Corp.............      1,122,187
     34,000     Qwest Communications
                  International, Inc.*...........      1,394,000
     35,000     SBC Communications, Inc..........      1,671,250
      5,000     SDL, Inc.*.......................        740,937
     20,000     Tycom, Ltd.*.....................        447,500
     45,000     WorldCom, Inc.*..................        630,000
     50,000     XO Communications, Inc.*.........        890,625
                                                   -------------
                                                      15,774,117
                                                   -------------

                ENERGY - 11.45%

     22,500     Anadarko Petroleum Corp..........      1,599,300
     37,500     Baker Hughes, Inc................      1,558,594
     43,000     BP Amoco Plc, ADR................      2,058,625
     50,000     Conoco, Inc., Class B............      1,446,875
     20,800     Cooper Cameron Corp.*............      1,374,100
     14,800     Kerr-McGee Corp..................        990,675
     25,000     Schlumberger, Ltd................      1,998,438
     32,500     Transocean Sedco Forex, Inc......      1,495,000
     32,500     Williams Cos., Inc...............      1,297,969
                                                   -------------
                                                      13,819,576
                                                   -------------

                TECHNOLOGY - 11.29%

     26,000     Applied Materials, Inc.*.........        992,875
     42,500     Automatic Data Processing, Inc...      2,690,781
     40,000     Compaq Computer Corp.............        602,000
     12,000     EMC Corp.*.......................        798,000
     10,000     Genentech, Inc.*.................        815,000
     25,000     Intel Corp.......................        756,250
     15,000     International Business
                  Machines Corp. ................      1,275,000
     37,500     Oracle Corp.*....................      1,089,844
     30,000     Sun Microsystems, Inc.*..........        836,250
     37,500     Teradyne, Inc.*..................      1,396,875
     50,000     Texas Instruments, Inc...........      2,368,750
                                                   -------------
                                                      13,621,625
                                                   -------------

                CONSUMER CYCLICAL - 6.81%

     52,500     CVS Corp.........................      3,146,719
     34,963     Ford Motor Co....................        819,445
     20,000     Harley-Davidson, Inc.............        795,000
     50,000     Home Depot, Inc..................      2,284,375
     27,500     RadioShack Corp..................      1,177,344
                                                   -------------
                                                       8,222,883
                                                   -------------

                UTILITY - 1.72%

     37,500     AES Corp.*.......................      2,076,564
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY FUND

DECEMBER 31, 2000


    SHARES                                               VALUE
  ----------                                           ---------

                BASIC MATERIALS - 1.27%

     25,000     Dow Chemical Co..................  $     915,625
     20,000     Georgia-Pacific Group............        622,500
                                                   -------------
                                                       1,538,125
                                                   -------------
                TOTAL COMMON STOCKS .............    117,052,165
                                                   -------------
                (Cost $91,391,885)

   PAR VALUE
  ----------

REPURCHASE AGREEMENT - 3.97%

 $4,790,000     State Street Bank
                5.85%, 01/02/2001, dated 12/29/2000
                Repurchase Price $4,793,114
                (Collateralized by U.S. Treasury
                Bond 8.50%, due 02/15/2020;
                Total Par $3,550,000
                Market Value $4,891,257).........      4,790,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      4,790,000
                                                   -------------
                (Cost $4,790,000)
TOTAL INVESTMENTS - 100.94%......................    121,842,165
                                                   -------------
(Cost $96,181,885)
NET OTHER ASSETS AND LIABILITIES - (0.94)%.......     (1,130,382)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 120,711,783
                                                   =============

------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 99.06%


                CONSUMER STAPLES - 22.14%

      3,700     American Home Products Corp......  $     235,135
      4,700     Anheuser-Busch Cos., Inc.........        213,850
      2,900     Avery Dennison Corp..............        159,137
      7,300     Elan Corp. Plc, ADR*.............        341,731
      1,900     Forest Laboratories, Inc., Class A*      252,463
      3,900     Genzyme Corp.*...................        350,756
     26,000     HEALTHSOUTH Corp.*...............        424,125
      2,200     Johnson & Johnson Co.............        231,138
      2,400     Merck & Co., Inc.................        224,700
      4,450     PepsiCo, Inc.....................        220,553
      3,520     Pharmacia Corp...................        214,721
                                                   -------------
                                                       2,868,309
                                                   -------------

                FINANCE - 18.49%

      3,800     Bank of America Corp.............        174,325
      5,450     Bank One Corp....................        199,606
      2,200     Chubb Corp.......................        190,300
      1,550     CIGNA Corp.......................        205,065
      5,333     Citigroup, Inc...................        272,316
      5,000     Countrywide Credit Industries, Inc.      251,250
      4,000     Lincoln National Corp............        189,250
      1,250     Morgan (J.P.) & Co...............        206,875
      2,966     Standard & Poor's
                  Depository Receipts ...........        389,102
      5,700     Wells Fargo & Co.................        317,419
                                                   -------------
                                                       2,395,508
                                                   -------------

                TECHNOLOGY - 10.77%

      7,350     Avnet, Inc.......................        158,025
      6,000     BMC Software, Inc.*..............         84,000
      8,000     Compaq Computer Corp.............        120,400
      2,850     Computer Sciences Corp.*.........        171,356
      4,850     Electronic Data Systems Corp.....        280,088
      4,200     Hewlett-Packard Co...............        132,563
      2,500     International Business
                  Machines Corp. ................        212,500
      5,000     Texas Instruments, Inc...........        236,875
                                                   -------------
                                                       1,395,807
                                                   -------------

                ENERGY - 10.04%

      5,850     Baker Hughes, Inc................        243,141
      5,000     BP Amoco Plc, ADR................        239,375
      2,350     Exxon Mobil Corp.................        204,303
      4,400     Halliburton Co...................        159,500
      3,000     Kerr-McGee Corp..................        200,813
      2,600     Schlumberger, Ltd................        207,838
      1,000     Transocean Sedco Forex, Inc......         46,000
                                                   -------------
                                                       1,300,970
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL - 9.00%

      6,000     Circuit City Stores-
                  Circuit City Group ............  $      69,000
      8,600     Cooper Tire & Rubber Co..........         91,375
      2,200     Eastman Kodak Co.................         86,625
      5,250     Ford Motor Co....................        123,047
      4,850     Lowe's Cos., Inc.................        215,825
      4,800     McDonald's Corp..................        163,200
     16,800     Office Depot, Inc.*..............        119,700
      6,700     Penny (J.C.) Co., Inc............         72,862
      8,500     Sherwin-Williams Co..............        223,656
                                                   -------------
                                                       1,165,290
                                                   -------------

                COMMUNICATIONS - 8.30%

      4,000     AT&T Corp........................         69,250
      4,600     Cisco Systems, Inc.*.............        175,950
      8,000     Harris Corp......................        245,000
      8,950     Motorola, Inc....................        181,237
      3,850     SBC Communications, Inc..........        183,837
      3,000     Verizon Communications, Inc......        150,375
      5,000     WorldCom, Inc.*..................         70,000
                                                   -------------
                                                       1,075,649
                                                   -------------

                INDUSTRIAL - 8.29%

        724     Agilent Technologies, Inc.*......         39,639
      4,700     General Electric Co..............        225,306
      5,500     Honeywell International, Inc.....        260,219
      5,500     Tyco International, Ltd..........        305,250
      3,100     United Technologies Corp.........        243,738
                                                   -------------
                                                       1,074,152
                                                   -------------

                BASIC MATERIALS - 6.38%

      4,900     CenturyTel, Inc..................        175,175
      1,900     Minnesota Mining & Manufacturing Co.     228,950
      6,600     Pall Corp........................        140,662
      3,500     Praxair, Inc.....................        155,312
     10,500     Solutia, Inc.....................        126,000
                                                   -------------
                                                         826,099
                                                   -------------

                CAPITAL GOODS - 3.42%

      3,500     Hubbell, Inc., Class A...........         91,000
        700     Hubbell, Inc., Class B...........         18,550
     12,000     Waste Management, Inc............        333,000
                                                   -------------
                                                         442,550
                                                   -------------

                TRANSPORTATION - 2.23%

      2,400     British Airways Plc, ADR.........        144,150
      5,100     Burlington Northern Santa Fe Corp.       144,394
                                                   -------------
                                                         288,544
                                                   -------------
                TOTAL COMMON STOCKS .............     12,832,878
                                                   -------------
                (Cost $11,499,408)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

GROWTH AND INCOME FUND

DECEMBER 31, 2000

    SHARES                                               VALUE
  ----------                                           ---------

CONVERTIBLE PREFERRED STOCK - 0.17%

      2,000     Loral Space and
                Communications, Ltd., 6.00% (A)..  $      22,000
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK         22,000
                                                   -------------
                (Cost $123,318)

   PAR VALUE
  ----------

REPURCHASE AGREEMENT - 0.80%

 $  104,000     State Street Bank
                5.85%, 01/02/2001, dated 12/31/2000
                Repurchase Price $104,068
                (Collaterized by U.S. Treasury
                Bond 8.50%, due 02/15/2020;
                Total Par $80,000
                Market Value $110,226)...........        104,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        104,000
                                                   -------------
                (Cost $104,000)
TOTAL INVESTMENTS - 100.03%......................     12,958,878
                                                   -------------
(Cost $11,726,726)
NET OTHER ASSETS AND LIABILITIES - (0.03)%.......         (3,587)
                                                   -------------
NET ASSETS - 100.00%.............................  $  12,955,291
                                                   =============

-----------------------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 2000, this security amounted to $22,000 or 0.17% of net assets.
ADR    American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 96.51%

                CONSUMER CYCLICAL - 22.86%

      2,210     American Classic Voyages Co.*....  $      30,940
        910     Applebee's International, Inc....         28,608
        480     Atlantic Coast Airlines
                  Holdings, Inc.* ...............         19,620
      1,630     Bally Total Fitness Holding Corp.*        55,216
        500     Beazer Homes USA, Inc.*..........         20,000
      2,820     Bombay Co. (The), Inc.*..........          5,464
        620     Borg-Warner, Inc.................         24,800
      1,510     Brass Eagle, Inc.*...............         11,514
      1,100     Buca, Inc.*......................         16,156
      2,320     Callaway Golf Co.................         43,210
      1,210     Casey's General Stores, Inc......         18,074
      2,910     Cash America International, Inc..         12,731
      1,800     CEC Entertainment, Inc.*.........         61,425
      1,000     Clayton Homes, Inc...............         11,500
      1,080     Cooper Tire & Rubber Co..........         11,475
      1,355     Cost Plus, Inc.*.................         39,803
      1,771     D.R. Horton, Inc.................         43,279
        810     Duane Reade, Inc.*...............         24,756
      2,460     Dura Automotive Systems, Inc.*...         12,915
      1,000     Furniture Brands International, Inc.*     21,063
        700     Harman International Industries, Inc.     25,550
        360     International Game Technology*...         17,280
      2,360     InterTAN, Inc.*..................         27,435
        880     Jack in the Box, Inc.*...........         25,905
      1,350     Midwest Express Holdings, Inc.*..         19,828
      1,120     Mobile Mini, Inc.*...............         25,760
      2,110     Nu Skin Enterprises, Inc.*.......         11,209
        330     P.F. Chang's China Bistro, Inc.*.         10,374
      1,400     Pier 1 Imports, Inc..............         14,437
      1,390     Pinnacle Entertainment, Inc.*....         18,765
      1,060     Polaris Industries, Inc..........         42,135
      2,970     Prime Hospitality Corp.*.........         34,526
      1,275     Rare Hospitality International, Inc.*     28,448
      1,430     Ruby Tuesday, Inc................         21,807
        500     Ryland Group, Inc................         20,375
        300     School Specialty, Inc.*..........          6,019
        800     SCP Pool Corp.*..................         24,050
        600     Stanley Furniture, Inc.*.........         14,475
      1,100     Toll Brothers, Inc.*.............         44,962
      3,010     Tower Automotive, Inc.*..........         27,090
      1,120     Travis Boats & Motors, Inc.*.....          3,080
      1,100     Tweeter Home
                  Entertainment Group, Inc.*.....         13,406
        700     Ultimate Electronics, Inc.*......         15,356
      1,400     United Stationers, Inc.*.........         33,600
      1,090     Vans, Inc.*......................         18,462
      1,070     Wabash National Corp.............          9,229
      1,740     Watsco, Inc......................         20,045
      1,290     Zale Corp.*......................         37,491
                                                   -------------
                                                       1,123,648
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                CONSUMER STAPLES - 21.71%

        780     Accredo Health, Inc.*............  $      39,146
      1,100     Adolor Corp.*....................         24,200
      1,100     Atrix Laboratories, Inc.*........         18,769
      2,790     ATS Medical, Inc.*...............         39,583
      1,270     Bright Horizon Family
                  Solutions, Inc.* ..............         33,179
        100     Cerus Corp.*.....................          7,525
      1,320     Charles River Associates, Inc.*..         13,612
        110     Closure Medical Corp.*...........          3,960
        580     Dreyer's Grand Ice Cream, Inc....         18,705
         50     Eden Bioscience Corp.*...........          1,497
      1,100     Education Management Corp.*......         39,325
      1,830     ESC Medical Systems, Ltd.*.......         22,074
        550     Euronet Services, Inc.*..........          2,716
        500     F.Y.I., Inc.*....................         18,437
        110     First Horizon Pharmaceutical Corp.*        3,383
        750     FirstService Corp.*..............         10,922
        730     Forrester Research, Inc.*........         36,546
        200     Haemonetics Corp.*...............          6,175
        600     Hain Celestial Group, Inc.*......         19,500
      4,440     Hooper Holmes, Inc...............         49,106
      2,360     ICT Group, Inc.*.................         22,715
        800     IDEXX Laboratories, Inc.*........         17,600
      1,430     Kroll-O'Gara Co.*................          8,580
      1,430     Lifecore Biomedical, Inc.*.......          6,614
      1,080     LifePoint Hospitals, Inc.*.......         54,135
        870     Luminex Corp.*...................         22,674
      1,090     Management Network Group, Inc.*..         12,944
      1,030     Med-Design Corp.*................         16,351
      1,730     META Group, Inc.*................         11,245
        600     North American Scientific*.......          8,700
        990     On Assignment, Inc.*.............         28,215
      1,500     Orthodontic Centers of America, Inc.*     46,875
      1,430     Pennzoil-Quaker State Co.........         18,411
        600     Performance Food Group Co.*......         30,759
        880     PhotoMedex, Inc.*................          4,950
      1,060     Pre-Paid Legal Services, Inc.*...         27,030
      4,250     ProsoftTraining.com*.............         51,531
        805     Province Healthcare Co.*.........         31,697
        680     Regeneration Technologies, Inc.*.          9,690
      1,210     Rent-A-Center, Inc.*.............         41,745
      2,330     Source Information Management Co.*         8,738
      2,460     Thoratec Laboratories Corp.*.....         27,060
      1,600     Triad Hospitals, Inc.*...........         52,100
      1,660     Trico Marine Services, Inc.*.....         25,626
      1,800     United Natural Foods, Inc.*......         31,725
      2,200     US Oncology, Inc.*...............         13,888
        400     Varian Medical Systems, Inc.*....         27,175
                                                   -------------
                                                       1,067,133
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

DECEMBER 31, 2000

    SHARES                                               VALUE
  ----------                                           ---------

                INDUSTRIAL - 14.46%

      1,400     Armor Holdings, Inc.*............  $      24,413
        520     Atlas Air, Inc.*.................         16,965
      1,140     Axsys Technologies, Inc.*........         31,065
        830     Belden, Inc......................         21,061
        800     Brooks Automation, Inc.*.........         22,450
        590     Cognex Corp.*....................         13,054
        575     CUNO, Inc.*......................         15,417
      1,250     DAL-Tile International, Inc.*....         17,734
        540     DDI Corp.*.......................         14,715
      1,180     EGL, Inc.*.......................         28,246
        800     Genesee & Wyoming, Inc.*.........         21,900
      1,610     Gentex Corp.*....................         29,986
        600     Graco, Inc.......................         24,825
      2,849     HEICO Corp., Class A.............         33,120
      1,010     Helix Technology Corp............         23,909
      2,090     Hexcel Corp.*....................         18,679
        790     Kent Electronics Corp.*..........         13,035
      1,270     Maverick Tube Corp.*.............         28,734
        510     Methode Electronics, Inc., Class A        11,698
      1,800     NAM TAI Electronics, Inc.........         27,450
        260     Nanometrics, Inc.*...............          3,591
      1,100     NCI Building Systems, Inc.*......         20,694
      1,200     Nordic American Tanker Shipping, Ltd.     24,000
      3,400     NS Group, Inc.*..................         32,130
      2,360     PCD, Inc.*.......................         14,308
        870     Photon Dynamics, Inc.*...........         19,575
      1,580     Presstek, Inc.*..................         16,590
        800     Swift Transportation Co., Inc.*..         15,850
      1,180     TetraTech, Inc.*.................         37,613
      1,680     Titan Corp.*.....................         27,300
      1,080     TRC Cos., Inc.*..................         20,925
        800     UTI Worldwide, Inc.*.............         16,100
      1,400     Werner Enterprises, Inc..........         23,800
                                                   -------------
                                                         710,932
                                                   -------------

                TECHNOLOGY - 10.20%

        880     ADE Corp.*.......................         15,510
      1,340     Asyst Technologies, Inc.*........         18,006
        370     AXT, Inc.*.......................         12,233
      1,100     Credence Systems Corp.*..........         25,300
        500     Documentum, Inc.*................         24,844
        460     DuPont Photomasks, Inc.*.........         24,308
        990     eRoomSystem Technologies, Inc.*..          2,723
        380     FactSet Research Systems, Inc....         14,087
        590     Fair, Isaac and Co., Inc.........         30,090
      1,100     Integrated Measurement System*...          8,731
      1,560     Kopin Corp.*.....................         17,258
        910     LTX Corp.*.......................         11,787
      2,950     Mercator Software, Inc.*.........         15,856
        900     Moldflow Corp....................         20,587
        300     National Data Corp...............         10,988
      1,130     National Instruments Corp.*......         54,876
      1,320     Photronics, Inc.*................         30,938
      2,600     Pioneer Standard Electronics, Inc.        28,600

    SHARES                                               VALUE
  ----------                                           ---------

                TECHNOLOGY (CONTINUED)

      1,140     PLATO Learning, Inc.*............  $      17,171
         20     ProBusiness Services, Inc.*......            531
      1,700     SeaChange International, Inc.*...         34,531
      1,630     Showcase Corp.*..................         11,512
        780     SPSS, Inc.*......................         17,209
         10     Tanning Technology Corp.*........             37
        680     Varian Semiconductor Equipment*..         16,150
        870     Veeco Instruments, Inc.*.........         34,909
      1,100     Zamba Corp.*.....................          2,991
                                                   -------------
                                                         501,763
                                                   -------------

                FINANCE - 10.08%

        500     Andover Bancorp, Inc.............         17,219
      1,490     Annuity & Life Re (Holdings), Ltd.        47,587
        360     Commerce Bancorp, Inc............         24,615
      1,120     Fidelity National Financial, Inc.         41,370
        550     Flushing Financial Corp..........          9,866
      2,090     Hibernia Corp., Class A..........         26,648
        605     Hudson United Bancorp............         12,667
      1,960     MFC Bancorp, Ltd.*...............         15,313
      1,810     Mutual Risk Management, Ltd......         27,489
        900     Provident Bankshares Corp........         18,787
        200     Resource Bancshares
                  Mortgage Group, Inc............          1,413
        550     Richmond County Financial Corp...         14,369
      2,990     Riggs National Corp..............         41,673
      1,390     Southwest Bancorp of Texas, Inc.*         59,683
      1,100     Sterling Bancshares, Inc.........         21,725
        800     Trenwick Group, Ltd..............         19,850
        500     Valley National Bancorp..........         16,656
        800     Webster Financial Corp...........         22,650
      1,300     Westamerica Bancorp..............         55,900
                                                   -------------
                                                         495,480
                                                   -------------

                ENERGY - 8.03%

      1,510     3TEC Energy Corp.*...............         26,802
        300     Berkley Petroleum Corp.*.........          2,257
      1,370     Cabot Oil & Gas Corp., Class A...         42,727
      2,440     Callon Petroleum Co.*............         40,718
      1,495     Cross Timbers Oil Co.............         41,486
        770     Evergreen Resources, Inc.*.......         29,741
      2,200     Grey Wolf, Inc.*.................         12,925
      1,550     Marine Drilling Cos., Inc.*......         41,463
        650     Newpark Resources, Inc.*.........          6,216
        300     Paramount Resources, Ltd.........          3,415
      1,160     Pioneer Natural Resources Co.*...         22,838
      1,130     Prize Energy Corp.*..............         23,448
        820     St. Mary Land & Exploration Co...         27,316
      1,400     Swift Energy Co.*................         52,675
        550     Universal Compression Holdings, Inc.*     20,728
                                                   -------------
                                                         394,755
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

SMALL COMPANY GROWTH FUND

DECEMBER 31, 2000


    SHARES                                               VALUE
  ----------                                           ---------

                COMMUNICATIONS - 7.00%

        560     Aeroflex, Inc.*..................  $      16,144
        460     AirGate PCS, Inc.*...............         16,330
        700     Arguss Communications, Inc.*.....          6,387
        840     Computer Network Technology Corp.*        24,202
      1,530     International Fibercom, Inc.*....          7,554
        820     IntraNet Solutions, Inc.*........         41,820
        800     Intrusion.com, Inc.*.............          3,800
        475     Jupiter Media Metrix, Inc.*......          4,423
        300     Lexent, Inc.*....................          5,138
      1,560     Lightbridge, Inc.*...............         20,475
        550     LightPath Technologies, Inc.,
                  Class A* ......................          7,631
        880     Metawave Communications Corp.*...          8,030
        875     Netegrity, Inc.*.................         47,578
         25     New Focus, Inc.*.................            869
         25     Oni Systems Corp.*...............            989
      1,705     Pegasus Solutions, Inc.*.........         11,828
        240     Powertel, Inc.*..................         14,865
      1,100     RMH Teleservices, Inc.*..........         10,175
      3,400     Secure Computing Corp.*..........         33,575
      1,530     Spectralink Corp.*...............         22,089
        100     Stanford Microdevices, Inc.*.....          3,600
        470     Tollgrade Communcations, Inc.*...         17,155
      1,210     Vyyo, Inc.*......................          7,411
      1,055     WinStar Communications, Inc.*....         12,330
                                                   -------------
                                                         344,398
                                                   -------------

                BASIC MATERIALS - 2.17%

      1,100     Olin Corp........................         24,338
      1,580     RTI International Metals, Inc.*..         22,614
        850     Scotts Co. (The), Class A*.......         31,397
      4,220     Titanium Metals Corp.*...........         28,485
                                                   -------------
                                                         106,834
                                                   -------------
                TOTAL COMMON STOCKS .............      4,744,943
                                                   -------------
                (Cost $4,843,977)

   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 3.52%

 $  173,000     State Street Bank
                5.85%, 01/01/2001, dated 12/29/2000
                Repurchase Price $173,112
                (Collateralized by U.S. Treasury Note
                4.75%, due 11/15/2008;
                Total Par $185,000
                Market Value $181,067)...........  $     173,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        173,000
                                                   -------------
                (Cost $173,000)
TOTAL INVESTMENTS - 100.03%......................      4,917,943
                                                   -------------
(Cost $5,016,977)
NET OTHER ASSETS AND LIABILITIES - (0.03)%.......         (1,647)
                                                   -------------
NET ASSETS - 100.00%.............................  $   4,916,296
                                                   =============

----------------------------------------
*      Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 96.48%

                REAL ESTATE - 95.57%

        700     Alexandria Real Estate
                  Equities, Inc. ................  $      26,031
        800     AMB Property Corp................         20,650
        800     Apartment Investment &
                  Management Co..................         39,950
      1,800     Archstone Communities Trust......         46,350
      1,050     AvalonBay Communities, Inc.......         52,631
      1,150     Boston Properties, Inc...........         50,025
      1,050     CarrAmerica Realty Corp..........         32,878
      1,050     Catellus Development Corp.*......         18,375
        300     CenterPoint Properties Corp......         14,175
      2,350     Cousins Properties, Inc..........         65,653
      1,950     Equity Office Properties Trust...         63,619
        700     Equity Residential Properties Trust       38,719
        200     Essex Property Trust, Inc........         10,950
        600     First Industrial Realty Trust....         20,400
      1,300     General Growth Properties........         47,044
      2,950     Host Marriott Corp...............         38,165
        600     Kimco Realty Corp................         26,513
      1,100     Liberty Property Trust...........         31,419
        300     Pan Pacific Retail Properties, Inc.        6,694
      1,150     Prentiss Properties Trust........         30,978
      2,000     ProLogis Trust...................         44,500
      2,150     Public Storage, Inc..............         52,272
      1,300     Reckson Associates Realty Corp...         32,581
      1,850     Security Capital Group, Inc.*....         37,116
        350     Security Capital U.S. Realty, ADR*         7,919
      2,150     Simon Property Group, Inc........         51,600
      1,350     Spieker Properties, Inc..........         67,669
      1,800     Vornado Realty Trust.............         68,962
                                                   -------------
                                                       1,043,838
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL - 0.91%

        350     MGM Mirage, Inc..................  $       9,866
                                                   -------------
                TOTAL COMMON STOCKS .............      1,053,704
                                                   -------------
                (Cost $924,255)
TOTAL INVESTMENTS - 96.48%.......................      1,053,704
                                                   -------------
(Cost $924,255)
NET OTHER ASSETS AND LIABILITIES - 3.52%.........         38,499
                                                   -------------
NET ASSETS - 100.00%.............................  $   1,092,203
                                                   =============

-----------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

     ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 50.83%


                TECHNOLOGY - 10.01%

     26,000     Amgen, Inc.*.....................  $   1,662,375
      9,500     Analog Devices, Inc.*............        486,281
     21,000     Automatic Data Processing, Inc...      1,329,562
     33,000     EMC Corp.*.......................      2,194,500
     24,000     Hewlett-Packard Co...............        757,500
     36,000     Intel Corp.......................      1,089,000
     21,000     Microsoft Corp.*.................        913,500
     32,000     Sun Microsystems, Inc.*..........        892,000
     18,000     Texas Instruments, Inc...........        852,750
                                                   -------------
                                                      10,177,468
                                                   -------------

                CONSUMER STAPLES - 10.00%

      9,000     Cardinal Health, Inc.............        896,625
     33,000     Elan Corp. Plc, ADR*.............      1,544,812
     11,000     Forest Laboratories, Inc., Class A*    1,461,625
     17,000     Genzyme Corp.*...................      1,528,937
     11,000     Gillette Co......................        397,375
     10,000     Merck & Co., Inc.................        936,250
     20,000     PepsiCo, Inc.....................        991,250
     44,000     Pfizer, Inc......................      2,024,000
      5,000     Procter & Gamble Co..............        392,187
                                                   -------------
                                                      10,173,061
                                                   -------------

                COMMUNICATIONS - 8.77%

     30,000     America Online, Inc.*............      1,044,000
     50,000     Cisco Systems, Inc.*.............      1,912,500
     26,000     Comcast Corp., Class A*..........      1,085,500
     18,000     Corning, Inc.....................        950,625
     10,000     Interpublic Group of Cos., Inc...        425,625
     19,000     JDS Uniphase Corp.*..............        792,062
     12,000     Lucent Technologies, Inc.........        162,000
     28,000     Qwest Communications
                International, Inc.*.............      1,148,000
     16,000     SBC Communications, Inc..........        764,000
     45,000     WorldCom, Inc.*..................        630,000
                                                   -------------
                                                       8,914,312
                                                   -------------

                FINANCE - 8.31%

     29,000     American International Group, Inc.     2,858,312
     10,000     Bank of America Corp.............        458,750
     19,500     Chase Manhattan Corp.............        886,031
     53,334     Citigroup, Inc...................      2,723,367
      8,000     Fannie Mae.......................        694,000
     15,000     Wells Fargo & Co.................        835,312
                                                   -------------
                                                       8,455,772
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL - 5.06%

     32,000     CVS Corp.........................  $   1,918,000
     35,000     Home Depot, Inc..................      1,599,062
     10,000     McDonald's Corp..................        340,000
     23,000     Target Corp......................        741,750
     13,000     Walgreen Co......................        543,562
                                                   -------------
                                                       5,142,374
                                                   -------------

                ENERGY - 4.92%

     13,000     Enron Corp.......................      1,080,625
      8,000     Exxon Mobil Corp.................        695,500
     13,000     Halliburton Co...................        471,250
     20,000     Schlumberger, Ltd................      1,598,750
     29,000     Williams Cos., Inc...............      1,158,187
                                                   -------------
                                                       5,004,312
                                                   -------------

                INDUSTRIAL - 3.76%

     38,000     General Electric Co..............      1,821,625
     36,000     Tyco International, Ltd..........      1,998,000
                                                   -------------
                                                       3,819,625
                                                   -------------
                TOTAL COMMON STOCKS .............     51,686,924
                                                   -------------
                (Cost $39,080,475)

   PAR VALUE
  ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.51%

                U.S. TREASURY BONDS - 8.77%

 $  615,000     8.75%, 05/15/17..................        825,902
    690,000     8.88%, 08/15/17..................        937,344
    350,000     8.88%, 02/15/19..................        481,047
  1,200,000     8.75%, 05/15/20..................      1,646,592
    100,000     7.88%, 02/15/21..................        127,397
    300,000     8.13%, 08/15/21..................        392,262
    800,000     7.63%, 11/15/22..................      1,003,176
    400,000     7.13%, 02/15/23..................        476,692
  1,375,000     6.38%, 08/15/27..................      1,526,415
  1,290,000     6.13%, 11/15/27..................      1,388,853
    100,000     6.13%, 08/15/29..................        108,937
                                                   -------------
                                                       8,914,617
                                                   -------------

                U.S. TREASURY NOTES - 6.69%

    540,000     6.13%, 12/31/01..................        543,429
    500,000     6.25%, 08/31/02..................        507,815
    400,000     5.88%, 09/30/02..................        404,452
    500,000     5.75%, 04/30/03..................        506,610
    400,000     5.75%, 08/15/03..................        406,060

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

ASSET ALLOCATION FUND

DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

                U.S. TREASURY NOTES (CONTINUED)

 $1,225,000     7.25%, 05/15/04..................  $   1,304,282
    390,000     7.25%, 08/15/04..................        416,988
    315,000     5.88%, 11/15/04..................        323,310
    100,000     5.75%, 11/15/05..................        103,250
    700,000     5.63%, 02/15/06..................        716,653
    450,000     7.00%, 07/15/06..................        490,054
    700,000     6.50%, 10/15/06..................        747,299
     60,000     6.63%, 05/15/07..................         64,736
     50,000     6.13%, 08/15/07..................         52,652
    205,000     5.75%, 08/15/10..................        214,914
                                                   -------------
                                                       6,802,504
                                                   -------------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 3.67%

  1,250,000     6.25%, 07/15/04..................      1,273,437
    395,000     6.88%, 01/15/05..................        411,424
  1,200,000     6.63%, 09/15/09..................      1,249,500
    182,470     7.50%, 07/01/15, Pool #E80965, Gold      186,461
    193,772     8.00%, 09/01/15, Pool #E00881, Gold      199,828
    158,283     7.00%, 04/01/29, Pool #C00756, Gold      158,628
    247,679     7.50%, 01/01/30, Pool #C35185, Gold      251,471
                                                   -------------
                                                       3,730,749
                                                   -------------

                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 2.82%

    244,421     6.12%, 10/01/08, Pool #380999....        244,115
    520,000     6.38%, 06/15/09..................        533,364
    500,000     6.63%, 11/15/10..................        525,000
    241,930     7.50%, 02/01/30, Pool #531745....        245,481
    329,617     8.00%, 04/01/30, Pool #534220....        337,752
     50,370     8.00%, 04/01/30, Pool #536553....         51,613
    630,625     8.00%, 05/01/30, Pool #534205....        646,189
    250,000     7.25%, 05/15/30..................        285,937
                                                   -------------
                                                       2,869,451
                                                   -------------

                GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION - 2.26%

    371,050     6.50%, 05/15/13, Pool #473566....        373,484
     38,521     7.00%, 11/15/13, Pool #780921....         39,231
     30,490     9.00%, 12/15/17, Pool #780201....         32,167
    204,665     6.50%, 05/15/24, Pool #780168....        203,322
    373,449     6.00%, 03/15/29, Pool #476986....        362,361
    420,291     6.50%, 04/15/29, Pool #474844....        415,562
    255,120     6.50%, 05/15/29, Pool #487199....        252,250
    609,074     7.50%, 09/15/29, Pool #466164....        619,538
                                                   -------------
                                                       2,297,915
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.80%

    410,000     6.75%, 02/01/02..................        414,612
    385,000     7.25%, 05/15/03..................        399,437
                                                   -------------
                                                         814,049
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                U.S. GOVERNMENT-BACKED BONDS - 0.50%

 $  500,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................  $     512,820
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............     25,942,105
                                                   -------------
                (Cost $25,016,213)

CORPORATE NOTES AND BONDS - 12.70%

    150,000     Alcoa, Inc.
                7.38%, 08/01/10..................        158,812
    455,000     American Express Credit Corp.
                8.50%, 08/15/01..................        460,688
    250,000     Associates Corp. of North America
                7.88%, 09/30/01..................        253,125
    125,000     AT&T Corp.
                6.50%, 03/15/29..................        100,313
    175,000     Bank of America Corp., Senior Notes
                7.80%, 02/15/10..................        182,438
    100,000     Bank One Wisconsin, Bank Note, MTN
                6.35%, 03/19/01..................        100,000
    250,000     Becton Dickinson & Co.
                7.15%, 10/01/09..................        257,500
    100,000     Becton Dickinson & Co., Debenture
                7.00%, 08/01/27..................         94,625
    200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        196,000
    200,000     Coastal Corp.
                7.50%, 08/15/06..................        207,000
    250,000     Coca-Cola Enterprises, Inc.
                6.38%, 08/01/01..................        250,000
    300,000     Colgate Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................        294,000
    200,000     Conoco, Inc., Senior Notes
                6.95%, 04/15/29..................        196,500
    250,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        260,000
    750,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03..................        745,013
    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................         99,500
    150,000     Dominion Resources Inc.,
                Series B, Senior Notes
                7.63%, 07/15/05..................        156,605
     50,000     EOP Operating, Ltd.
                6.80%, 01/15/09..................         48,500
    150,000     Ford Motor Credit Co.
                7.45%, 07/16/31..................        141,375
    250,000     General Electric Capital Corp.
                7.50%, 06/05/03..................        258,750
    250,000     General Electric Capital Corp.,
                Series A, MTN
                5.96%, 05/14/01..................        249,710

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

ASSET ALLOCATION FUND

DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................  $     100,375
    200,000     Illinois Tool Works
                5.75%, 03/01/09..................        191,750
    500,000     International Bank of
                Reconstruction & Development
                7.00%, 01/27/05..................        523,125
    125,000     International Paper Co.
                8.13%, 07/08/05 (A)..............        129,823
    250,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................        275,313
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................         96,375
    250,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................        247,188
    500,000     Mead Corp.
                6.60%, 03/01/02..................        500,625
    250,000     Minnesota Mining & Manufacturing Co.,
                Debenture
                6.38%, 02/15/28..................        237,813
    250,000     National Rural Utilities Cooperative
                Finance Corp.
                7.38%, 02/10/03..................        256,250
    300,000     Northern Telecom, Ltd., Yankee Note
                6.00%, 09/01/03..................        294,375
    400,000     Norwest Financial, Inc., Senior Note
                7.75%, 08/15/01..................        403,500
    100,000     PACCAR Financial Corp., Series H,
                Senior MTN
                5.86%, 03/15/01..................         99,875
    100,000     Parker Hannifin Corp.
                7.30%, 05/15/11..................        103,500
    150,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        146,625
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        239,375
     25,000     Phillips Petroleum Co.
                8.75%, 05/25/10..................         28,594
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        232,500
    250,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................        251,563
    250,000     Potomac Electric Power Co.,
                First Mortgage
                6.50%, 09/15/05..................        252,500
    250,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................        249,375
    200,000     Public Service Electric & Gas,
                Series A, MTN
                7.19%, 09/06/02..................        203,500
    300,000     Qwest Corp.
                7.63%, 06/09/03 (A)..............        305,250
    250,000     Sherwin-Williams Co., Senior Note
                6.50%, 02/01/02..................        249,375

   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  250,000     Sonat, Inc.
                7.63%, 07/15/11..................  $     259,375
     60,000     SunTrust Bank of Central Florida, MTN
                6.90%, 07/01/07..................         59,850
    250,000     Sysco Corp.
                7.25%, 04/15/07..................        264,063
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         68,906
    200,000     Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05..................        203,500
    150,000     Time Warner, Inc., Debenture
                6.63%, 05/15/29..................        136,313
    350,000     Tosco Corp.
                8.13%, 02/15/30..................        378,000
    250,000     Unilever Capital Corp.
                6.75%, 11/01/03..................        254,688
    100,000     Union Oil Co. of California, MTN
                6.70%, 10/15/07..................        100,875
    250,000     Wachovia Bank, N.A.
                6.30%, 03/15/01..................        250,000
    250,000     Wal-Mart Stores, Inc., Senior Note
                6.75%, 05/15/02..................        252,500
     75,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..................         78,563
    250,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        278,438
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     12,914,069
                                                   -------------
                (Cost $12,864,214)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 3.18%

    725,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        718,200
    500,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-3
                6.21%, 12/15/04..................        502,500
    355,000     Citibank Credit Card Issuance Trust
                Series 2000, Class A-1
                6.90%, 10/17/07..................        366,538
    250,000     Citibank Credit Card Master Trust I
                Series 1999-7, Class A
                6.65%, 11/15/06..................        255,703
    200,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................        198,436
    190,000     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3
                7.09%, 12/06/03..................        192,613
    250,000     Discover Card Master Trust I
                Series 1999-1, Class A
                5.30%, 08/15/04..................        247,813

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

ASSET ALLOCATION FUND

DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

 $   50,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................  $      50,109
     25,000     Green Tree Financial Corp.
                Series 1999-5, Class A-2
                6.77%, 04/01/31..................         25,203
    200,000     MBNA Master Credit Card Trust II
                Series 1999-I, Class A
                6.40%, 01/18/05..................        201,750
    250,000     MBNA Master Credit Card Trust II
                Series 1999-M, Class A
                6.60%, 04/16/07..................        256,434
    170,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        171,540
     43,345     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................         43,291
                                                   -------------
                TOTAL ASSET-BACKED AND
                MORTGAGE-BACKED SECURITIES ......      3,230,130
                                                   -------------
                (Cost $3,161,163)

FOREIGN BONDS (B) - 1.39%

    100,000     British Telecommunications Plc
                8.63%, 12/15/30..................        100,375
    100,000     Deutsche Telekom
                International Finance,
                BV, Company Guaranteed
                7.75%, 06/15/05..................        102,380
    100,000     Deutsche Telekom
                International Finance,
                BV, Company Guaranteed
                8.25%, 06/15/30..................         99,000
    240,000     Kingdom of Spain
                7.00%, 07/19/05..................        251,400
    250,000     Province of Ontario
                6.00%, 02/21/06..................        250,000
    350,000     Province of Quebec,
                Senior Subordinated Notes
                5.75%, 02/15/09..................        336,973
    250,000     Province of Quebec
                7.50%, 09/15/29..................        270,000
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,410,128
                                                   -------------
                (Cost $1,361,813)

   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 5.83%

 $5,929,000     State Street Bank
                5.85%, 01/02/2001, dated 12/31/2000
                Repurchase Price $5,932,854
                (Collaterized by U.S. Treasury
                Note 4.75%, due 11/15/2008;
                Total Par $6,180,000
                Market Value $6,048,626).........  $   5,929,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      5,929,000
                                                   -------------
                (Cost $5,929,000)
TOTAL INVESTMENTS - 99.44%.......................    101,112,356
                                                   -------------
(Cost $87,412,878)
NET OTHER ASSETS AND LIABILITIES - 0.56%.........        566,561
                                                   -------------
NET ASSETS - 100.00%.............................  $ 101,678,917
                                                   =============

----------------------------------------------
*      Non-income producing security.
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2000 these securities amounted to $581,698 or 0.57% of net assets.
(B)    U.S. Dollar-Denominated
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.39%

                U.S. TREASURY BONDS - 15.23%

 $  100,000     12.00%, 08/15/13.................  $     141,203
     75,000     11.25%, 02/15/15.................        117,228
     90,000     7.50%, 11/15/16..................        108,581
    200,000     8.88%, 08/15/17..................        271,694
    400,000     9.00%, 11/15/18..................        554,500
    625,000     8.75%, 05/15/20..................        857,600
    325,000     7.88%, 02/15/21..................        414,040
    200,000     8.13%, 08/15/21..................        261,508
    120,000     7.13%, 02/15/23..................        143,008
    150,000     6.25%, 08/15/23..................        162,265
     90,000     6.13%, 11/15/27..................         96,897
    100,000     5.50%, 08/15/28..................         99,257
    140,000     5.25%, 11/15/28..................        134,207
    145,000     6.13%, 08/15/29..................        157,959
                                                   -------------
                                                       3,519,947
                                                   -------------

                U.S. TREASURY NOTES - 10.81%

     50,000     5.88%, 09/30/02..................         50,556
    400,000     6.00%, 08/15/04..................        411,536
     80,000     6.50%, 08/15/05..................         84,614
    170,000     5.75%, 11/15/05..................        175,525
    125,000     7.00%, 07/15/06..................        136,126
    450,000     6.25%, 02/15/07..................        475,682
    450,000     5.63%, 05/15/08..................        462,366
    105,000     6.50%, 02/15/10..................        114,950
    560,000     5.75%, 08/15/10..................        587,082
                                                   -------------
                                                       2,498,437
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.31%

    300,000     7.13%, 02/15/05..................        315,375
    250,000     7.13%, 03/15/07..................        267,057
    250,000     6.38%, 06/15/09..................        256,425
    300,000     7.25%, 01/15/10..................        326,193
    262,000     7.13%, 01/15/30..................        293,395
                                                   -------------
                                                       1,458,445
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.17%

    100,000     7.00%, 02/15/03..................        102,875
    150,000     6.25%, 07/15/04..................        152,812
    200,000     6.63%, 09/15/09..................        208,250
    250,000     6.75%, 09/15/29..................        267,190
                                                   -------------
                                                         731,127
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 2.87%

    150,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................        153,846
    200,000     Private Export Funding Corp., Series B
                6.49%, 07/15/07..................        207,250

   PAR VALUE                                             VALUE
  ----------                                           ---------

                U.S. GOVERNMENT-BACKED BONDS (CONTINUED)

 $  300,000     Tennessee Valley Authority Power Board
                Class 1993, Series C
                6.13%, 07/15/03..................  $     301,875
                                                   -------------
                                                         662,971
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      8,870,927
                                                   -------------
                (Cost $8,441,015)

CORPORATE NOTES AND BONDS - 28.37%


                FINANCE - 7.52%

    200,000     Bank One Wisconsin, Bank Note, MTN
                6.35%, 03/19/01..................        200,000
    100,000     Citigroup, Inc. Subordinated Note
                7.25%, 10/01/10..................        103,250
    120,000     Ford Motor Credit Co.
                7.50%, 03/15/05..................        122,550
    125,000     General Electric Capital Corp., MTN
                6.75%, 09/11/03..................        127,500
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         51,250
    500,000     National Rural Utilities
                Cooperative Finance Corp.
                6.38%, 10/15/04..................        503,750
    100,000     National Rural Utilities
                Cooperative Finance Corp.
                6.20%, 02/01/08..................         97,750
    125,000     SunTrust Bank Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................        127,656
    150,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................        143,437
    250,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        260,000
                                                   -------------
                                                       1,737,143
                                                   -------------

                CONSUMER STAPLES - 5.62%

    400,000     Abbott Laboratories
                6.40%, 12/01/06..................        407,500
    200,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        205,250
    125,000     Massachusetts Institute of Technology
                7.25%, 11/02/96..................        125,625
    100,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................         95,750
    100,000     Stanford University, Debenture
                6.88%, 02/01/24..................         98,000
    400,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        367,500
                                                   -------------
                                                       1,299,625
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

HIGH QUALITY BOND FUND

DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

                COMMUNICATIONS - 5.12%

 $  100,000     AT&T Corp.
                6.50%, 03/15/29..................  $      80,250
     75,000     Cox Communications, Inc.
                7.75%, 11/01/10..................         78,000
    400,000     GTE Florida, Inc., Series A, Debenture
                6.31%, 12/15/02..................        401,000
    100,000     Qwest Corp.
                7.63%, 06/09/03..................        101,750
    100,000     Sprint Capital Corp.
                6.90%, 05/01/19..................         83,000
    350,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..................        347,156
    100,000     Time Warner, Inc., Debenture
                6.63%, 05/15/29..................         90,875
                                                   -------------
                                                       1,182,031
                                                   -------------

                INDUSTRIAL - 3.16%

    150,000     Burlington Northern Santa Fe Corp.,
                Debenture
                7.00%, 12/15/25..................        142,125
    155,000     Illinois Tool Works
                5.75%, 03/01/09..................        148,606
    150,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................        165,188
    200,000     Minnesota Mining &
                Manufacturing Co.,
                Debenture
                6.38%, 02/15/28..................        190,250
     80,000     United Technology Corp.
                7.13%, 11/15/10..................         84,500
                                                   -------------
                                                         730,669
                                                   -------------

                UTILITIES - 1.73%

    250,000     Baltimore Gas & Electric
                First Mortgage
                6.50%, 02/15/03..................        250,625
    150,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................        149,625
                                                   -------------
                                                         400,250
                                                   -------------

                CONSUMER CYCLICAL - 1.58%

    200,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................        197,750
    150,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        167,062
                                                   -------------
                                                         364,812
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                ENERGY - 1.52%

 $  100,000     Coastal Corp.
                7.75%, 06/15/10..................  $     105,625
    215,000     Phillips Petroleum Co.
                8.75%, 05/25/10..................        245,906
                                                   -------------
                                                         351,531
                                                   -------------

                TECHNOLOGY - 1.19%

    175,000     IBM Corp., MTN
                5.95%, 06/02/03..................        174,563
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        100,375
                                                   -------------
                                                         274,938
                                                   -------------

                BASIC MATERIALS - 0.93%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        130,625
     80,000     International Paper Co.
                8.13%, 07/08/05 (B)..............         83,086
                                                   -------------
                                                         213,711
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      6,554,710
                                                   -------------
                (Cost $6,546,714)

MORTGAGE-BACKED SECURITIES - 15.79%


                GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION - 9.23%

    201,346     6.50%, 10/15/13, Pool #446759....        202,667
    223,732     7.75%, 07/20/22, Pool #008022 (A)        225,970
    166,197     7.50%, 10/15/27, Pool #455324....        169,105
    219,426     7.00%, 01/15/29, Pool #499333....        220,385
    217,860     7.00%, 02/15/29, Pool #486937....        218,812
    225,299     6.00%, 03/15/29, Pool #464632....        218,609
    153,365     7.50%, 09/15/29, Pool #508805....        156,000
    718,286     7.00%, 09/15/29, Pool #510394....        721,425
                                                   -------------
                                                       2,132,973
                                                   -------------

                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 3.58%

    235,874     7.00%, 03/01/15, Pool #535200....        238,379
    259,074     8.50%, 04/01/30, Pool #535270....        266,927
    314,207     8.00%, 04/01/30, Pool #536553....        321,962
                                                   -------------
                                                         827,268
                                                   -------------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 1.71%

    250,000     6.00%, 04/15/22, Pool #2118QC, CMO       244,765
    149,082     6.50%, 10/15/23, Pool #001990E...        150,666
                                                   -------------
                                                         395,431
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

                STRUCTURED MORTGAGE PRODUCT - 1.27%

 $   77,347     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................  $      77,178
    216,727     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................        216,456
                                                   -------------
                                                         293,634
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       3,649,306
                                                   -------------
                (Cost $3,599,536)

ASSET-BACKED SECURITIES - 12.15%

    300,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        297,186
     54,773     Capital Auto Receivables Asset Trust
                Series 1999-1, Class A-2
                5.58%, 06/15/02..................         54,601
    250,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-3
                6.21%, 12/15/04..................        251,250
    400,000     Citibank Credit Card Master Trust I
                Series 1998-6
                5.85%, 04/10/03..................        399,124
    500,000     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3
                7.09%, 12/06/03..................        506,875
    100,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................         99,218
    500,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................        501,090
    500,000     MBNA Master Credit Card Trust II
                Series 1998-J, Class A
                5.25%, 02/15/06..................        493,280
    200,000     MBNA Master Credit Card Trust II
                Series 1999-M, Class A
                6.60%, 04/16/07..................        205,147
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      2,807,771
                                                   -------------
                (Cost $2,770,830)

   PAR VALUE                                             VALUE
  ----------                                           ---------

FOREIGN BONDS - 2.84%

 $  150,000     Heinz (H.J.) Co.
                5.75%, 02/03/03 (C)..............  $     147,975
    125,000     Inter-American Development Bank
                7.00%, 06/16/03 (D)..............        129,063
    150,000     Inter-American Development Bank,
                Yankee
                6.80%, 10/15/25 (D)..............        157,125
    100,000     Province of Manitoba,
                Yankee, Debenture
                6.75%, 03/01/03..................        101,875
    125,000     Province of Quebec,
                Senior Unsubordinated Note
                5.75%, 02/15/09 (D)..............        120,938
                                                   -------------
                TOTAL FOREIGN BONDS .............        656,976
                                                   -------------
                (Cost $637,906)

REPURCHASE AGREEMENT - 1.13%

    260,000     State Street Bank
                5.85%, 01/02/2001, dated 12/29/2000
                Repurchase Price $260,169
                (Collateralized by U.S. Treasury Bond
                8.50%, due 02/15/2020;
                Total Par $195,000
                Market Value $268,675)...........        260,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        260,000
                                                   -------------
                (Cost $260,000)
TOTAL INVESTMENTS - 98.67%.......................     22,799,690
                                                   -------------
(Cost $22,256,001)
NET OTHER ASSETS AND LIABILITIES- 1.33%..........        307,952
                                                   -------------
NET ASSETS - 100.00%.............................  $  23,107,642
                                                   =============

------------------------------------------------------
(A) Floating rate note. Rate shown reflects the rate in effect at December 31, 2000.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 2000, this security amounted to $83,086 or 0.36% of net assets.
(C)    Euro-Dollar Bond
(D)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 92.35%


                CONSUMER CYCLICAL - 28.50%

 $   50,000     American Axle and Manufacturing, Inc.,
                Company Guaranteed
                9.75%, 03/01/09..................  $      42,500
     50,000     Harrahs Operating Co., Inc.
                7.88%, 12/15/05..................         49,875
     35,000     Hayes Wheels International, Inc.,
                Series B
                9.13%, 07/15/07..................         23,275
     50,000     International Game Technology,
                Senior Notes
                7.88%, 05/15/04..................         50,250
     50,000     Lear Corp., Series B
                7.96%, 05/15/05..................         47,250
     50,000     Park Place Entertainment,
                Senior Subordinated Notes
                9.38%, 02/15/07..................         51,750
     75,000     Station Casinos, Inc.,
                Senior Subordinated Notes
                9.75%, 04/15/07..................         76,312
     50,000     Toll Corp., Company Guaranteed
                8.00%, 05/01/09..................         47,250
     50,000     Tricon Global Restaurant,
                Senior Notes
                7.45%, 05/15/05..................         49,125
    100,000     United Stationers Supply,
                Senior Subordinated Notes
                8.38%, 04/15/08..................         93,500
    100,000     Zale Corp., Senior Notes, Series B
                8.50%, 10/01/07..................         92,500
                                                   -------------
                                                         623,587
                                                   -------------

                MEDIA - 17.01%

     90,000     Century Communications, Senior Notes
                8.64%, 03/15/03 (B)..............         67,950
     50,000     Charter Communications Holdings,
                Senior Notes
                10.00%, 04/01/09.................         48,750
     75,000     CSC Holdings, Inc.,
                Series B, Debentures
                8.13%, 08/15/09..................         76,500
     25,000     Fox Sports Networks LLC,
                Senior Notes
                8.88%, 08/15/07..................         25,625
     25,000     Jones Intercable, Inc., Senior Notes
                8.88%, 04/01/07..................         26,375
     50,000     Lamar Media Corp.
                9.63%, 12/01/06..................         51,750
     50,000     Primedia, Inc., Senior Notes
                10.25%, 06/01/04.................         50,250
     25,000     Rogers Communications,
                Yankee, Senior Notes
                8.88%, 07/15/07..................         24,875
                                                   -------------
                                                         372,075
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                TECHNOLOGY - 9.24%

 $   25,000     Crown Castle International Corp.,
                Senior Notes
                10.75%, 08/01/11.................  $      26,125
    100,000     Level 3 Communications, Inc.,
                Senior Notes
                9.13%, 05/01/08..................         81,250
     50,000     MetroMedia Fiber Network,
                Series B, Senior Notes
                10.00%, 11/15/08.................         41,750
     50,000     Unisys Corp., Senior Notes
                11.75%, 10/15/04.................         53,000
                                                   -------------
                                                         202,125
                                                   -------------

                CAPITAL GOODS - 8.03%

     50,000     Allied Waste North America, Inc.,
                Company Guaranteed, Series B
                10.00%, 08/01/09.................         47,375
     50,000     Ball Corp., Senior Notes
                8.25%, 08/01/08..................         48,375
     35,000     Silgan Holdings, Inc.,
                Senior Subordinated Debentures
                9.00%, 06/01/09..................         30,275
     50,000     Waste Management, Inc.
                6.13%, 07/15/01..................         49,562
                                                   -------------
                                                         175,587
                                                   -------------

                HEALTH CARE - 7.16%

     50,000     Columbia/HCA Healthcare Corp.
                6.91%, 06/15/05..................         48,250
     50,000     Healthcare Properties, REIT
                6.88%, 06/08/05..................         47,500
     10,000     Tenet Healthcare Corp.,
                Senior Notes
                8.63%, 12/01/03..................         10,187
     50,000     Tenet Healthcare Corp.,
                Series B Senior Subordinated Notes
                8.13%, 12/01/08..................         50,750
                                                   -------------
                                                         156,687
                                                   -------------

                UTILITIES - 6.42%

     50,000     AES Corp., Senior Notes
                9.50%, 06/01/09..................         52,000
     50,000     Calpine Corp., Senior Notes
                7.63%, 04/15/06..................         48,063
     15,000     CMS Energy Corp.
                Coupon Pass-Through Certificates
                7.00%, 01/15/05..................         14,063
     50,000     Nextlink Communications,
                Senior Discount Note
                9.45%, 04/15/08..................         26,250
                                                   -------------
                                                         140,376
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

DECEMBER 31, 2000

   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER STAPLES - 5.70%

 $  100,000     Flag, Ltd., Yankee, Senior Notes
                8.25%, 01/30/08..................  $      85,500
     50,000     United Rentals, Inc., Series B
                9.50%, 06/01/08..................         39,250
                                                   -------------
                                                         124,750
                                                   -------------

                ENERGY - 5.48%

    100,000     Newpark Resources, Inc.,
                Series B
                8.63%, 12/15/07..................         93,500
     25,000     Pride International, Inc.,
                Senior Notes
                10.00%, 06/01/09.................         26,375
                                                   -------------
                                                         119,875
                                                   -------------

                BASIC MATERIALS - 3.71%

     25,000     Buckeye Technologies, Inc.,
                Senior Subordinated Notes
                8.50%, 12/15/05..................         23,781
     50,000     Scotts Co.,
                Senior Subordinated Notes
                8.63%, 01/15/09 (A)..............         48,750
     10,000     Webb (Del E.),
                Senior Subordinated Debentures
                9.00%, 02/15/06..................          8,650
                                                   -------------
                                                          81,181
                                                   -------------

                TRANSPORTATION - 1.10%

     25,000     Teekay Shipping Corp.,
                Yankee, Company Guaranteed
                8.32%, 02/01/08..................         24,126
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      2,020,369
                                                   -------------
                (Cost $2,107,089)

   PAR VALUE                                             VALUE
  ----------                                           ---------

U.S. GOVERNMENT OBLIGATION - 4.54%


                U.S. TREASURY BILL - 4.54%

 $  100,000     5.54%, 02/08/01 (C)..............  $      99,416
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION          99,416
                                                   -------------
                (Cost $99,416)

    SHARES
  ----------

INVESTMENT COMPANY - 1.50%

     32,703     Vista U.S. Government Money Market        32,703
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         32,703
                                                   -------------
                (Cost $32,703)
TOTAL INVESTMENTS - 98.39%.......................      2,152,488
                                                   -------------
                (Cost $2,239,208)
NET OTHER ASSETS AND LIABILITIES - 1.61%.........         35,210
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,187,698
                                                   =============

------------------------------------------------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 2000, this security amounted to $48,750 or 2.23% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C)    Discounted yield at time of purchase.
REIT   Real Estate Investment Trust


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

                       This page intentionally left blank.

THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                                  MONEY MARKET       EQUITY      GROWTH AND    SMALL COMPANY  COLUMBIA REAL ESTATE
                                                      FUND            FUND       INCOME FUND     GROWTH FUND      EQUITY FUND II
                                                  ------------       ------      -----------   -------------  --------------------
ASSETS:

   Investments (Note 2):
     Investments at cost.......................   $ 14,892,627    $ 91,391,885   $ 11,622,726   $  4,843,977     $    924,255
     Repurchase agreement......................      3,168,000       4,790,000        104,000        173,000               --
     Net unrealized appreciation (depreciation)
       of investments..........................             --      25,660,280      1,232,152        (99,034)         129,449
                                                  ------------    ------------   ------------   ------------     ------------
       Total investments at value..............     18,060,627     121,842,165     12,958,878      4,917,943        1,053,704
   Cash........................................            189              --            760             --               --
   Receivable for investments sold.............             --              --             --         21,011           96,332
   Receivable for shares sold..................            322              --          4,097            760               --
   Interest and dividend receivable............         99,714          76,941         14,316            551            6,772
   Receivable from Investment Advisor  (Note 4)             --              --             --          5,646            6,681
   Deferred organizational expense (Note 2) ...             --              --          4,775          5,040            4,769
                                                  ------------    ------------   ------------   ------------     ------------
     Total Assets..............................     18,160,852     121,919,106     12,982,826      4,950,951        1,168,258
                                                  ------------    ------------   ------------   ------------     ------------

LIABILITIES:

   Dividends Payable...........................            557              --             --             --               --
   Payable for investments purchased...........             --         984,994             --         14,811           24,905
   Payable to custodian........................             --             330             --             39           39,615
   Payable for shares repurchased..............         47,168          67,536             12            473              141
   Advisory fee payable (Notes 3 & 4)..........          2,229          76,022          8,068             --               --
   Payable to Administrator (Notes 3 & 4)......          1,509          12,340          3,990          3,631            2,581
   Trustees'  fees and expenses payable (Note 3)           797           2,640            232             73               23
   Accrued expenses and other payables.........         16,978          63,461         15,233         15,628            8,790
                                                  ------------    ------------   ------------   ------------     ------------
     Total Liabilities.........................         69,238       1,207,323         27,535         34,655           76,055
                                                  ------------    ------------   ------------   ------------     ------------
NET ASSETS.....................................   $ 18,091,614    $120,711,783   $ 12,955,291   $  4,916,296     $  1,092,203
                                                  ============    ============   ============   ============     ============

NET ASSETS CONSIST OF:
   Par value (Note 5)..........................   $     18,090    $      6,093   $      1,150   $        421     $        110
   Paid-in capital in excess of par value .....     18,071,447      94,097,542     11,721,079      5,234,042        1,021,505
   Undistributed (overdistributed)
     net investment income.....................          2,131          (1,672)         3,131            (32)             (13)
   Accumulated net realized gain (loss)
     on investments sold.......................            (54)        949,540         (2,221)      (219,101)         (58,848)
   Net unrealized appreciation (depreciation)
     of investments............................             --      25,660,280      1,232,152        (99,034)         129,449
                                                  ------------    ------------   ------------   ------------     ------------
TOTAL NET ASSETS...............................   $ 18,091,614    $120,711,783   $ 12,955,291   $  4,916,296     $  1,092,203
                                                  ============    ============   ============   ============     ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....     18,089,537       6,093,281      1,149,608        421,055          109,656

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets/Shares Outstanding).............   $       1.00    $      19.81   $      11.27   $      11.68     $       9.96
                                                  ============    ============   ============   ============     ============



                                                  ASSET ALLOCATION     HIGH QUALITY      COLUMBIA HIGH
                                                        FUND             BOND FUND       YIELD FUND II
                                                  ----------------     ------------      -------------
ASSETS:

   Investments (Note 2):
     Investments at cost.......................     $ 81,483,878       $ 21,996,001      $  2,239,208
     Repurchase agreement......................        5,929,000            260,000                --
     Net unrealized appreciation (depreciation)
       of investments..........................       13,699,478            543,689           (86,720)
                                                    ------------       ------------      ------------
       Total investments at value..............      101,112,356         22,799,690         2,152,488
   Cash........................................              996              1,058                --
   Receivable for investments sold.............               --                 --                --
   Receivable for shares sold..................              190              8,399                --
   Interest and dividend receivable............          752,292            330,498            39,195
   Receivable from Investment Advisor  (Note 4)               --                 --             5,895
   Deferred organizational expense (Note 2) ...               --                 --             4,769
                                                    ------------       ------------      ------------
     Total Assets..............................      101,865,834         23,139,645         2,202,347
                                                    ------------       ------------      ------------

LIABILITIES:

   Dividends Payable...........................               --                 --                --
   Payable for investments purchased...........               --                 --                --
   Payable to custodian........................               --                 --                24
   Payable for shares repurchased..............           47,859                634             1,584
   Advisory fee payable (Notes 3 & 4)..........           65,315              7,761                --
   Payable to Administrator (Notes 3 & 4)......           13,412              2,326             3,424
   Trustees'  fees and expenses payable (Note 3)           3,313                390                77
   Accrued expenses and other payables.........           57,018             20,892             9,540
                                                    ------------       ------------      ------------
     Total Liabilities.........................          186,917             32,003            14,649
                                                    ------------       ------------      ------------
NET ASSETS.....................................     $101,678,917       $ 23,107,642      $  2,187,698
                                                    ============       ============      ============

NET ASSETS CONSIST OF:
   Par value (Note 5)..........................     $      6,125       $      2,237      $        234
   Paid-in capital in excess of par value .....       87,296,089         23,218,193         2,361,033
   Undistributed (overdistributed)
     net investment income.....................           (1,502)            19,151             6,773
   Accumulated net realized gain (loss)
     on investments sold.......................          678,727           (675,628)          (93,622)
   Net unrealized appreciation (depreciation)
     of investments............................       13,699,478            543,689           (86,720)
                                                    ------------       ------------      ------------
TOTAL NET ASSETS...............................     $101,678,917       $ 23,107,642      $  2,187,698
                                                    ============       ============      ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....        6,125,296          2,236,540           234,005

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets/Shares Outstanding).............     $      16.60       $      10.33      $       9.35
                                                    ============       ============      ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      32-33

THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                       MONEY MARKET           EQUITY      GROWTH AND INCOME   SMALL COMPANY
                                                           FUND                FUND             FUND           GROWTH FUND
                                                       ------------           ------      -----------------   -------------

INVESTMENT INCOME:
   Interest (Note 2)...............................    $  1,126,103     $      199,175      $    30,776        $    19,789
   Dividends (Note 2)..............................              --            903,975          177,212              7,558
   Less: foreign taxes withheld (Note 2)...........              --             (1,688)            (368)                --
                                                       ------------     --------------      -----------        -----------
      Total investment income......................       1,126,103          1,101,462          207,620             27,347
                                                       ------------     --------------      -----------        -----------

EXPENSES:
   Investment advisory fees (Note 3)...............          70,386            950,479           96,668             33,398
   Administration fees (Note 3)....................          14,957            107,721           10,956              3,785
   Custody fees....................................          16,089             20,072           14,862             46,648
   Fund accounting fees (Note 3)...................          26,563             39,011           28,943             36,147
   Professional fees...............................          13,882             49,548           15,294             11,781
   Transfer agent fee (Note 3).....................           1,668              1,668            1,668              1,668
   Trustees' fees (Note 2).........................           1,958              1,825            1,753              1,562
   Amoritization of organization costs (Note 2) ...              --                 --            2,204              2,204
   Reports to shareholders.........................           4,359             61,573            4,403              1,476
   Miscellaneous...................................             198              7,560            1,130              1,024
                                                       ------------     --------------      -----------        -----------
      Total expenses before
         reimbursement/waiver......................         150,060          1,239,457          177,881            139,693
      Less: reimbursement/waiver (Note 4)..........         (74,077)                --               --            (68,388)
                                                       ------------     --------------      -----------        -----------
      Total expenses net of
         reimbursement/waiver......................          75,983          1,239,457          177,881             71,305
                                                       ------------     --------------      -----------        -----------
NET INVESTMENT INCOME (LOSS).......................       1,050,120           (137,995)          29,739            (43,958)
                                                       ------------     --------------      -----------        -----------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold ...              49          9,747,395          313,271             84,129
   Net change in unrealized
   appreciation (depreciation) of investments .....              --        (11,880,187)         339,502           (775,144)
                                                       ------------     --------------      -----------        -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS.........................              49         (2,132,792)         652,773           (691,015)
                                                       ------------     --------------      -----------        -----------

NET INCREASE (DECREASE)  IN NET ASSETS
RESULTING FROM OPERATIONS..........................    $  1,050,169     $   (2,270,787)     $   682,512        $  (734,973)
                                                       ============     ==============      ===========        ===========




                                                   COLUMBIA REAL ESTATE    ASSET ALLOCATION      HIGH QUALITY       COLUMBIA HIGH
                                                      EQUITY FUND II             FUND              BOND FUND        YIELD FUND II
                                                   --------------------    ----------------      ------------       -------------

INVESTMENT INCOME:
   Interest (Note 2)...............................     $     3,554         $   3,239,778       $    1,504,684      $    203,777
   Dividends (Note 2)..............................          59,540               329,887                   --             2,516
   Less: foreign taxes withheld (Note 2)...........              --                    --                   --                --
                                                        -----------         -------------       --------------      ------------
      Total investment income......................          63,094             3,569,665            1,504,684           206,293
                                                        -----------         -------------       --------------      ------------

EXPENSES:
   Investment advisory fees (Note 3)...............           7,764               803,542              124,041            13,920
   Administration fees (Note 3)....................             880                91,068               19,170             1,972
   Custody fees....................................           7,686                24,927               18,347             7,096
   Fund accounting fees (Note 3)...................          26,509                54,247               35,829            31,093
   Professional fees...............................          10,465                39,772               14,942            10,522
   Transfer agent fee (Note 3).....................           1,668                 1,668                1,668             1,668
   Trustees' fees (Note 2).........................           1,483                 4,106                1,149             1,527
   Amoritization of organization costs (Note 2) ...           2,204                    --                   --             2,204
   Reports to shareholders.........................              62                51,222                8,061               540
   Miscellaneous...................................             960                 7,593                1,201             3,150
                                                        -----------         -------------       --------------      ------------
      Total expenses before
         reimbursement/waiver......................          59,681             1,078,145              224,408            73,692
      Less: reimbursement/waiver (Note 4)..........         (42,044)                   --              (63,774)          (36,477)
                                                        -----------         -------------       --------------      ------------
      Total expenses net of
         reimbursement/waiver......................          17,637             1,078,145              160,634            37,215
                                                        -----------         -------------       --------------      ------------
NET INVESTMENT INCOME (LOSS).......................          45,457             2,491,520            1,344,050           169,078
                                                        -----------         -------------       --------------      ------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold ...         (25,156)            2,959,783             (309,455)          (51,558)
   Net change in unrealized
   appreciation (depreciation) of investments .....         242,798            (2,952,801)           1,701,609           (34,565)
                                                        -----------         -------------       --------------      ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS.........................         217,642                 6,982            1,392,154           (86,123)
                                                        -----------         -------------       --------------      ------------

NET INCREASE (DECREASE)  IN NET ASSETS
RESULTING FROM OPERATIONS..........................     $   263,099         $   2,498,502       $    2,736,204      $     82,955
                                                        ===========         =============       ==============      ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      34-35

THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                                     MONEY MARKET FUND             EQUITY FUND             GROWTH AND INCOME FUND
                                                 ------------------------   --------------------------    -------------------------
                                                        YEARS ENDED                YEARS ENDED                  YEARS ENDED
                                                       DECEMBER 31,               DECEMBER 31,                  DECEMBER 31,
                                                    2000         1999           2000         1999            2000         1999
                                                 -----------  -----------   ------------  ------------    -----------  -----------

NET ASSETS AT BEGINNING OF PERIOD...........     $21,817,005  $16,821,240   $119,798,886  $ 92,619,906    $12,423,805  $ 7,636,750
                                                 -----------  -----------   ------------  ------------    -----------  -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss).............       1,050,120      892,890       (137,995)     (110,636)        29,739       41,968
   Net realized gain (loss) on investments sold           49           --      9,747,395    11,475,406        313,271       79,800
   Net change in unrealized appreciation
      (depreciation) of investments.........              --           --    (11,880,187)   14,108,713        339,502      481,482
                                                 -----------  -----------   ------------  ------------    -----------  -----------
      Net increase (decrease) in net assets
         resulting from operations..........       1,050,169      892,890     (2,270,787)   25,473,483        682,512      603,250
                                                 -----------  -----------   ------------  ------------    -----------  -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income....................      (1,048,252)    (892,890)            --            --        (28,629)     (41,968)
   In excess of net investment income.......              --           --             --            --             --       (3,331)
   Net realized gain on investments.........              --           --    (11,291,410)  (10,040,586)      (199,179)     (79,800)
   In excess of net realized gain on investments          --           --             --            --             --      (88,502)
                                                 -----------  -----------   ------------  ------------    -----------  -----------
      Total Dividends.......................      (1,048,252)    (892,890)   (11,291,410)  (10,040,586)      (227,808)    (213,601)
                                                 -----------  -----------   ------------  ------------    -----------  -----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.........       8,956,448   17,450,873     10,920,158    11,000,562      1,718,346    5,127,064
   Issued to shareholders in reinvestment
      of dividends..........................       1,149,407      791,253     11,298,878    10,033,114        228,827      212,515
   Cost of shares repurchased...............     (13,833,163) (13,246,361)    (7,743,942)   (9,287,593)    (1,870,391)    (942,173)
                                                 -----------  -----------   ------------  ------------    -----------  -----------
      Net increase (decrease)
         from share transactions                  (3,727,308)   4,995,765     14,475,094    11,746,083         76,782    4,397,406
                                                 -----------  -----------   ------------  ------------    -----------  -----------
      Net increase (decrease) in net assets.      (3,725,391)   4,995,765        912,897    27,178,980        531,486    4,787,055
                                                 -----------  -----------   ------------  ------------    -----------  -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)   $18,091,614  $21,817,005   $120,711,783  $119,798,886    $12,955,291  $12,423,805
                                                 ===========  ===========   ============  ============    ===========  ===========

(A) Undistributed (overdistributed)
      net investment income.................     $     2,131  $       263   $    (1,672)  $     (1,184)   $     3,131  $      (117)
                                                 ===========  ===========   ============  ============    ===========  ===========


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.....................................       8,956,448   17,450,873        483,997       529,795        155,372      471,583
   Issued to shareholders in reinvestment
      of dividends..........................       1,149,407      791,253        557,778       487,786         21,162       20,316
   Repurchased..............................     (13,833,163) (13,246,361)      (343,228)     (446,526)      (169,997)     (87,665)
                                                 -----------  -----------   ------------  ------------    -----------  -----------
      Net increase (decrease)
         in shares outstanding .............      (3,727,308)   4,995,765        698,547       571,055          6,537      404,234
                                                 ===========  ===========   ============  ============    ===========  ===========



                                                      SMALL COMPANY          COLUMBIA REAL ESTATE             ASSET ALLOCATION
                                                       GROWTH FUND               EQUITY FUND II                     FUND
                                                 ----------------------     -----------------------    ----------------------------
                                                       YEARS ENDED                YEARS ENDED                  YEARS ENDED
                                                       DECEMBER 31,               DECEMBER 31,                 DECEMBER 31,
                                                    2000        1999           2000         1999           2000            1999
                                                 ----------  ----------     ----------   ----------    ------------     -----------

NET ASSETS AT BEGINNING OF PERIOD...........     $2,304,909  $1,142,673     $  982,905   $  784,016    $106,869,048     $78,586,004
                                                 ----------  ----------     ----------   ----------    ------------     -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss).............        (43,958)    (17,037)        45,457       45,046       2,491,520       2,311,642
   Net realized gain (loss) on investments sold      84,129     361,486        (25,156)     (48,332)      2,959,783         865,351
   Net change in unrealized appreciation
      (depreciation) of investments.........       (775,144)    614,996        242,798      (33,881)     (2,952,801)      3,331,615
                                                 ----------  ----------     ----------   ----------    ------------     -----------
      Net increase (decrease) in net assets
         resulting from operations..........       (734,973)    959,445        263,099      (37,167)      2,498,502       6,508,608
                                                 ----------  ----------     ----------   ----------    ------------     -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income....................             --          --        (43,346)     (38,564)     (2,497,719)     (2,311,642)
   In excess of net investment income.......             --          --           (705)          --         (12,427)         (7,365)
   Net realized gain on investments.........       (271,124)    (90,900)            --           --      (1,939,729)       (865,351)
   In excess of net realized gain on investments   (215,825)          --            --           --          --             (63,437)
                                                 ----------  ----------     ----------   ----------    ------------     -----------
      Total Dividends.......................       (486,949)    (90,900)       (44,051)     (38,564)     (4,449,875)     (3,247,795)
                                                 ----------  ----------     ----------   ----------    ------------     -----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.........      3,726,212     376,912        185,911      352,248       5,066,384      25,773,603
   Issued to shareholders in reinvestment
      of dividends..........................        486,949      90,900         44,051       38,564       4,451,479       3,246,211
   Cost of shares repurchased...............       (379,852)   (174,121)      (339,712)    (116,192)    (12,756,621)     (3,997,583)
                                                 ----------  ----------     ----------   ----------    ------------     -----------
      Net increase (decrease)
         from share transactions                  3,833,309     293,691       (109,750)     274,620      (3,238,758)     25,022,231
                                                 ----------  ----------     ----------   ----------    ------------     -----------
      Net increase (decrease) in net assets.      2,611,387   1,162,236        109,298      198,889      (5,190,131)     28,283,044
                                                 ----------  ----------     ----------   ----------    ------------     -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)   $4,916,296  $2,304,909     $1,092,203   $  982,905    $101,678,917    $106,869,048
                                                 ==========  ==========     ==========   ==========    ============    ============

(A) Undistributed (overdistributed)
      net investment income.................     $      (32) $      (19)    $      (13)  $    2,814    $     (1,502)   $         56
                                                 ==========  ==========     ==========   ==========    ============    ============


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.....................................        247,578      42,846         20,181       41,231         292,254       1,550,356
   Issued to shareholders in reinvestment
      of dividends..........................         40,129       7,020          5,101        4,671         262,607         195,975
   Repurchased..............................        (27,959)    (16,592)       (37,261)     (13,512)       (732,563)       (243,190)
                                                 ----------  ----------     ----------   ----------    ------------     -----------
      Net increase (decrease)
         in shares outstanding .............        259,748      33,274        (11,979)      32,390        (177,702)      1,503,141
                                                 ==========  ==========     ==========   ==========    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      36-37

THE GALAXY VIP FUND


                                                                             HIGH QUALITY                     COLUMBIA HIGH
                                                                               BOND FUND                      YIELD FUND II
                                                                    -----------------------------    -----------------------------

                                                                              YEARS ENDED                      YEARS ENDED
                                                                             DECEMBER 31,                     DECEMBER 31,
                                                                         2000           1999              2000           1999
                                                                    --------------  -------------    --------------  -------------

NET ASSETS AT BEGINNING OF PERIOD...............................     $  22,752,655  $  23,288,822    $    2,402,558  $   2,453,694
                                                                     -------------  -------------    --------------  -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................         1,344,050      1,332,209           169,078        166,457
   Net realized loss on investments sold........................          (309,455)      (333,729)          (51,558)       (41,541)
   Net change in unrealized appreciation
      (depreciation) of investments                                      1,701,609     (1,922,292)          (34,565)      (110,950)
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) in net assets
         resulting from operations                                       2,736,204       (923,812)           82,955         13,966
                                                                     -------------  -------------    --------------  -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income........................................        (1,344,050)    (1,332,289)         (169,078)      (166,461)
   Net realized gain on investments.............................                --        (34,729)               --         (3,083)
                                                                     -------------  -------------    --------------  -------------
      Total Dividends...........................................        (1,344,050)    (1,367,018)         (169,078)      (169,544)
                                                                     -------------  -------------    --------------  -------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.............................         1,349,677      4,544,252           174,052        970,833
   Issued to shareholders in reinvestment of dividends..........         1,458,239      1,248,673           185,153        153,839
   Cost of shares repurchased...................................        (3,845,083)    (4,038,262)         (487,942)    (1,020,230)
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) from share transactions...........        (1,037,167)     1,754,663          (128,737)       104,442
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) in net assets.....................           354,987       (536,167)         (214,860)       (51,136)
                                                                     -------------  -------------    --------------  -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..................     $  23,107,642  $  22,752,655    $    2,187,698  $   2,402,558
                                                                     =============  =============    ==============  =============

(A) Undistributed net investment income.........................     $      19,151  $      12,474    $        6,773  $       4,176
                                                                     =============  =============    ==============  =============


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.........................................................           135,998        446,990            18,311         96,186
   Issued to shareholders in reinvestment of dividends..........           147,027        123,241            19,641         15,321
   Repurchased..................................................          (389,292)      (403,290)          (51,585)      (100,707)
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) in shares outstanding.............          (106,267)       166,941           (13,633)        10,800
                                                                     =============  =============    ==============  =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                  YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000           1999            1998           1997            1996
                                                          -----------    -----------    -----------     -----------    -----------

Net Asset Value, Beginning of Period...............       $      1.00    $      1.00    $      1.00     $      1.00    $      1.00
                                                          -----------    -----------    -----------     -----------    -----------
Income from Investment Operations:
   Net investment income (A).......................              0.06           0.05           0.05            0.05           0.05
                                                          -----------    -----------    -----------     -----------    -----------
      Total from Investment Operations.............              0.06           0.05           0.05            0.05           0.05
                                                          -----------    -----------    -----------     -----------    -----------

Less Dividends:
   Dividends from net
      investment income............................             (0.06)         (0.05)         (0.05)          (0.05)         (0.05)
                                                          -----------    -----------    -----------     -----------    -----------
      Total Dividends..............................             (0.06)         (0.05)         (0.05)          (0.05)         (0.05)
                                                          -----------    -----------    -----------     -----------    -----------

Net increase (decrease) in net asset value.........                --             --             --              --             --
                                                          -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of Period.....................       $      1.00    $      1.00    $      1.00     $      1.00    $      1.00
                                                          ===========    ===========    ===========     ===========    ===========

Total Return ......................................              6.13%          4.86%          5.16%           4.99%          4.91%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................       $    18,092    $    21,817    $    16,821     $    15,330    $    16,295
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver.........................              5.97%          4.78%          4.95%           4.88%          4.80%
   Operating expenses including
      reimbursement/waiver.........................              0.43%          0.41%          0.55%           0.67%          0.60%
   Operating expenses excluding
      reimbursement/waiver.........................              0.85%          0.82%          0.98%           1.12%          1.02%


---------------------------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $0.05, $0.04, $0.05, $0.05 and
       $0.05, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                  YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000           1999            1998           1997            1996
                                                          -----------    -----------    -----------     -----------    -----------

Net Asset Value, Beginning of Period...............       $     22.21    $     19.20    $     19.68     $     15.58    $     12.99
                                                          -----------    -----------    -----------     -----------    -----------
Income from Investment Operations:
   Net investment income (loss) (A)................             (0.02)         (0.02)          0.13            0.21           0.19
   Net realized and unrealized
      gain on investments..........................             (0.37)          5.05           4.25            4.10           2.59
                                                          -----------    -----------    -----------     -----------    -----------
      Total from Investment Operations.............             (0.39)          5.03           4.38            4.31           2.78
                                                          -----------    -----------    -----------     -----------    -----------

Less Dividends:
   Dividends from net
      investment income............................                --             --          (0.13)          (0.21)         (0.19)
   Dividends from net realized
      capital gains................................             (2.01)         (2.02)         (4.73)             --             --
                                                          -----------    -----------    -----------     -----------    -----------
      Total Dividends..............................             (2.01)         (2.02)         (4.86)          (0.21)         (0.19)
                                                          -----------    -----------    -----------     -----------    -----------

Net increase (decrease) in net asset value.........             (2.40)          3.01          (0.48)           4.10           2.59
                                                          -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of Period.....................       $     19.81    $     22.21    $     19.20     $     19.68    $     15.58
                                                          ===========    ===========    ===========     ===========    ===========

Total Return ......................................             (1.82)%        27.18%         23.52%          27.74%         21.49%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................       $   120,712    $   119,799    $    92,620     $    69,863    $    46,242
Ratios to average net assets:
   Net investment income (loss) including
      reimbursement/waiver.........................             (0.11)%        (0.11)%         0.61%           1.20%          1.34%
   Operating expenses including
      reimbursement/waiver.........................              0.98%          0.96%          1.05%           1.08%          1.10%
   Operating expenses excluding
      reimbursement/waiver.........................              0.98%          0.96%          1.05%           1.08%          1.10%
Portfolio Turnover Rate............................                54%            60%            75%              1%             8%


------------------------------------------------------------------
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $(0.02), $(0.02), $0.13,
       $0.21 and $0.19, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                        PERIOD ENDED
                                                           YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                          --------------------------
                                                              2000           1999         1998(1)
                                                          -----------    -----------    -----------

Net Asset Value, Beginning of Period...................   $     10.87    $     10.34    $     10.00
                                                          -----------    -----------    -----------
Income from Investment Operations:
   Net investment income (A)...........................          0.02           0.05           0.05
   Net realized and unrealized gain on investments.....          0.58           0.68           0.34
                                                          -----------    -----------    -----------
      Total from Investment Operations.................          0.60           0.73           0.39
                                                          -----------    -----------    -----------

Less Dividends:
   Dividends from net investment income................         (0.02)         (0.05)         (0.05)
   Dividends in excess of net investment income........            --             --(2)          --(2)
   Dividends from net realized capital gains...........         (0.18)         (0.07)            --
   Dividends in excess of net realized capital gains...            --          (0.08)            --
                                                          -----------    -----------    -----------
      Total Dividends..................................         (0.20)         (0.20)         (0.05)
                                                          -----------    -----------    -----------

Net increase in net asset value........................          0.40           0.53           0.34
                                                          -----------    -----------    -----------
Net Asset Value, End of Period.........................   $     11.27    $     10.87    $     10.34
                                                          ===========    ===========    ===========

Total Return ..........................................          5.57%          7.10%          3.72%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................   $    12,955    $    12,424    $     7,637
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver.............................          0.23%          0.42%          0.69%*
   Operating expenses including
      reimbursement/waiver.............................          1.38%          1.49%          1.50%*
   Operating expenses excluding
      reimbursement/waiver.............................          1.38%          1.49%          2.58%*
Portfolio Turnover Rate................................            16%            17%            30%**


-------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $0.02, $0.05 and $(0.03), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                          PERIOD ENDED
                                                              YEARS ENDED DECEMBER 31,    DECEMBER 31,
                                                            --------------------------
                                                               2000           1999          1998(1)
                                                            -----------    -----------    ------------

Net Asset Value, Beginning of Period.....................   $     14.29    $      8.92    $     10.00
                                                            -----------    -----------    -----------
Income from Investment Operations:
   Net investment loss (A)...............................         (0.10)         (0.11)         (0.02)
   Net realized and unrealized gain (loss) on investments         (1.17)          6.07          (1.05)
                                                            -----------    -----------    -----------
      Total from Investment Operations...................         (1.27)          5.96          (1.07)
                                                            -----------    -----------    -----------

Less Dividends:
   Dividends in excess of net investment income..........            --             --          (0.01)
   Dividends from net realized capital gains.............         (0.75)         (0.59)            --
   Dividends in excess of net realized capital gains.....         (0.59)            --             --
                                                            -----------    -----------    -----------
      Total Dividends....................................         (1.34)         (0.59)         (0.01)
                                                            -----------    -----------    -----------

Net increase (decrease) in net asset value...............         (2.61)          5.37          (1.08)
                                                            -----------    -----------    -----------
Net Asset Value, End of Period...........................   $     11.68    $     14.29    $      8.92
                                                            ===========    ===========    ===========

Total Return ............................................         (9.09)%        67.49%        (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................   $     4,916    $     2,305    $     1,143
Ratios to average net assets:
   Net investment loss including
      reimbursement/waiver...............................         (0.99)%        (1.14)%        (0.65)%*
   Operating expenses including
      reimbursement/waiver...............................          1.60%          1.60%          1.60%*
   Operating expenses excluding
      reimbursement/waiver...............................          3.14%          5.97%         12.86%*
Portfolio Turnover Rate..................................            98%           134%            87%**


----------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment loss per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $(0.26), (0.54) and $(0.36), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                              PERIOD ENDED
                                                                 YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                                --------------------------
                                                                   2000           1999          1998(1)
                                                                -----------    -----------    -----------

Net Asset Value, Beginning of Period........................    $      8.08    $      8.78    $     10.00
                                                                -----------    -----------    -----------
Income from Investment Operations:
   Net investment income (A)................................           0.41           0.38           0.28
   Net realized and unrealized gain (loss) on investments...           1.86          (0.74)         (1.24)
                                                                -----------    -----------    -----------
      Total from Investment Operations......................           2.27          (0.36)         (0.96)
                                                                -----------    -----------    -----------

Less Dividends:
   Dividends from net investment income.....................          (0.38)         (0.34)         (0.26)
   Dividends in excess from net investment income...........          (0.01)            --             --
                                                                -----------    -----------    -----------
      Total Dividends.......................................          (0.39)         (0.34)         (0.26)
                                                                -----------    -----------    -----------

Net increase (decrease) in net asset value..................           1.88          (0.70)         (1.22)
                                                                -----------    -----------    -----------
Net Asset Value, End of Period..............................    $      9.96    $      8.08    $      8.78
                                                                -----------    -----------    -----------

Total Return ...............................................          28.57%         (4.13)%        (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................    $     1,092     $      983    $       784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..................................           4.39%          4.84%          4.62%*
   Operating expenses including
      reimbursement/waiver..................................           1.70%          1.70%          1.70%*
   Operating expenses excluding
      reimbursement/waiver..................................           5.76%          5.91%         10.49%*
Portfolio Turnover Rate.....................................             41%            33%             3%**


------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $0.03, $0.05 and $(0.26), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                    YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000           1999            1998           1997            1996
                                                          -----------    -----------    -----------     -----------    -----------

Net Asset Value, Beginning of Period...............       $     16.96    $     16.37    $     14.54     $     13.37    $     12.38
                                                          -----------    -----------    -----------     -----------    -----------
Income from Investment Operations:
   Net investment income (A).......................              0.41           0.40           0.33            0.40           0.30
   Net realized and unrealized
      gain (loss) on investments...................             (0.04)          0.74           2.17            2.11           1.53
                                                          -----------    -----------    -----------     -----------    -----------
      Total from Investment Operations.............              0.37           1.14           2.50            2.51           1.83
                                                          -----------    -----------    -----------     -----------    -----------

Less Dividends:
   Dividends from net
      investment income............................             (0.41)         (0.40)         (0.39)          (0.40)         (0.30)
   Dividends in excess of net
      investment income............................                --(1)          --(1)          --(1)           --             --
   Dividends from net realized
      capital gains................................             (0.32)         (0.14)         (0.22)          (0.94)         (0.54)
   Dividends in excess of net realized
      capital gains................................                --          (0.01)         (0.06)             --             --
                                                          -----------    -----------    -----------     -----------    -----------
      Total Dividends..............................             (0.73)         (0.55)         (0.67)          (1.34)         (0.84)
                                                          -----------    -----------    -----------     -----------    -----------

Net increase in net asset value....................             (0.36)          0.59           1.83            1.17           0.99
                                                          -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of Period.....................       $     16.60    $     16.96    $     16.37     $     14.54    $     13.37
                                                          ===========    ===========    ===========     ===========    ===========

Total Return ......................................              2.17%          7.06%         17.51%          19.03%         14.64%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...                      $   101,679    $   106,869    $    78,586     $    42,535    $    24,114
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver.........................              2.33%          2.45%           2.69%          2.90%          2.31%
   Operating expenses including
      reimbursement/waiver.........................              1.01%          1.02%           1.07%          1.19%          1.33%
   Operating expenses excluding
      reimbursement/waiver.........................              1.01%          1.02%           1.07%          1.25%          1.33%
Portfolio Turnover Rate............................                57%           111%             88%            74%            45%


------------------------------------------
(1)    Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $0.41, $0.40, $0.33, $0.39 and
       $0.30, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                    YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000           1999            1998           1997            1996
                                                          -----------    -----------    -----------     -----------    -----------

Net Asset Value, Beginning of Period...............       $      9.71    $     10.70    $     10.31     $      9.99    $     10.37
                                                          -----------    -----------    -----------     -----------    -----------
Income from Investment Operations:
   Net investment income (A).......................              0.59           0.58           0.58            0.58           0.58
   Net realized and unrealized
      gain (loss) on investments...................              0.62          (0.98)          0.39            0.32          (0.38)
                                                          -----------    -----------    -----------     -----------    -----------
      Total from Investment Operations.............              1.21          (0.40)          0.97            0.90           0.20
                                                          -----------    -----------    -----------     -----------    -----------

Less Dividends:
   Dividends from net
      investment income............................             (0.59)         (0.58)         (0.58)          (0.58)         (0.58)
   Dividends from net realized
      capital gains................................                --          (0.01)            --              --             --
                                                          -----------    -----------    -----------     -----------    -----------
      Total Dividends..............................             (0.59)         (0.59)         (0.58)          (0.58)         (0.58)
                                                          -----------    -----------    -----------     -----------    -----------

Net increase (decrease) in net asset value.........              0.62          (0.99)          0.39            0.32          (0.38)
                                                          -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of Period.....................       $     10.33    $      9.71    $     10.70     $     10.31    $      9.99
                                                          ===========    ===========    ===========     ===========    ===========

Total Return ......................................             12.88%         (3.78)%         9.70%           9.36%          1.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................       $    23,108    $    22,753    $    23,289     $    14,457    $    11,814
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver.........................              5.96%          5.69%          5.55%           5.82%          5.78%
   Operating expenses including
      reimbursement/waiver.........................              0.71%          0.64%          0.54%           0.77%          0.72%
   Operating expenses excluding
      reimbursement/waiver.........................              0.99%          1.03%          1.10%           1.44%          1.38%
Portfolio Turnover Rate............................                83%           197%           194%            160%           132%


----------------------------------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $0.55, $0.54, $0.52, $0.51 and
       $0.51, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                              PERIOD ENDED
                                                                 YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                                --------------------------
                                                                    2000          1999          1998(1)
                                                                -----------    -----------    -----------

Net Asset Value, Beginning of Period........................    $      9.70    $     10.36    $     10.00
                                                                -----------    -----------    -----------
Income from Investment Operations:
   Net investment income (A)................................           0.69           0.70           0.49
   Net realized and unrealized gain (loss) on investments...          (0.35)         (0.65)          0.45
                                                                -----------    -----------    -----------
      Total from Investment Operations......................           0.34           0.05           0.94
                                                                -----------    -----------    -----------

Less Dividends:
   Dividends from net investment income.....................          (0.69)         (0.70)         (0.49)
   Dividends from net realized capital gains................             --          (0.01)         (0.09)
                                                                -----------    -----------    -----------
      Total Dividends.......................................          (0.69)         (0.71)         (0.58)
                                                                -----------    -----------    -----------

Net increase (decrease) in net asset value..................          (0.35)         (0.66)          0.36
                                                                -----------    -----------    -----------
Net Asset Value, End of Period..............................    $      9.35    $      9.70    $     10.36
                                                                ===========    ===========    ===========

Total Return ...............................................           3.66%          0.56%          9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................    $     2,188     $    2,403    $     2,454
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..................................           7.29%          7.00%          6.18%*
   Operating expenses including
      reimbursement/waiver..................................           1.60%          1.60%          1.60%*
   Operating expenses excluding
      reimbursement/waiver..................................           3.18%          2.89%          4.25%*
Portfolio Turnover Rate.....................................             46%            35%            89%**


--------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 were $0.54, $0.57 and $0.28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

    The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums on fixed income securities. Accordingly, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small CompanyGrowth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible

NOTES TO FINANCIAL STATEMENTS

delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

    The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia"). FIA and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, FIA provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

    The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, PFPC Inc. also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc.compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of the former PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of the former PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

    PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

    Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee

NOTES TO FINANCIAL STATEMENTS


was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

    Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

    Expenses for the year ended December 31, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

    Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Investment Advisors. The commissions paid to Quick & Reilly Institutional Trading for the period January 1, 2000 through December 31, 2000 were as follows:

 FUND              COMMISSIONS
------             -----------
Equity              $  10,133
Growth and Income       1,083
Asset Allocation       24,992

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

    For the year ended December 31, 2000 Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         FEES WAIVED BY     FEES WAIVED BY
   FUND                       FLEET          ADMINISTRATOR
   ----                  --------------     --------------
Money Market              $     43,991       $    30,086
High Quality Bond               33,830            29,944

    The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 2000, the Investment Advisors agreed to reimburse the Small Company Growth Fund, the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II in the amounts of $68,388, $42,044 and $36,477, respectively.

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into ten classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.



6. PURCHASES AND SALES OF SECURITIES

    The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2000 were as follows:


                                                 PURCHASES                 SALES
                                                 ---------                 -----
  FUND                                  OTHER      GOVERNMENT       OTHER        GOVERNMENT
----------------------------------------------------------------------------------------------
Equity                               $68,727,226   $        --    $  66,887,502    $        --
Growth and Income                      2,601,919            --        2,023,920             --
Small Company Growth                   7,309,793            --        4,020,879             --
Columbia Real Estate Equity II           403,574            --          529,802             --
Asset Allocation                      30,886,873    25,563,699       31,321,251     25,378,259
High Quality Bond                      4,891,047    13,501,659        5,274,488     14,195,552
Columbia High Yield II                   973,740            --        1,055,010             --


NOTES TO FINANCIAL STATEMENTS

    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at December 31, 2000 for each Fund is as follows:


  FUND                               APPRECIATION   (DEPRECIATION)        NET           COST
------------------------------------------------------------------------------------------------
Money Market                         $        --      $       --    $          --    $18,060,627
Equity                                31,121,976      (5,610,231)      25,511,745     96,330,420
Growth and Income                      2,570,767      (1,338,639)       1,232,128     11,726,750
Small Company Growth                     724,048        (823,733)         (99,685)     5,017,628
Columbia Real Estate Equity II           139,911          (9,793)         130,118        923,586
Asset Allocation                      19,113,719      (5,454,002)      13,659,717     87,452,639
High Quality Bond                        680,409        (151,669)         528,740     22,270,950
Columbia High Yield II                    24,607        (111,327)         (86,720)     2,239,208


7. LINE OF CREDIT

    Each Fund (except the Money Market Fund) and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

8. CAPITAL LOSS CARRYFORWARD

    At December 31, 2000 the Funds had capital loss carry-forwards as follows:

  FUND                         AMOUNT               EXPIRATION
  ----                         ------               ----------
  Money Market                $      25                2002
                                     29                2003

  Columbia Real Estate
    Equity II                     1,400                2006
                                 34,400                2007
                                 23,717                2008

  High Quality Bond             300,153                2007
                                326,470                2008

  Columbia High Yield II         33,837                2007
                                 59,785                2008

9. POST OCTOBER LOSSES

    Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the following Funds elected to defer losses between November 1, 2000 and December 31, 2000:

  FUND                                  POST OCTOBER LOSSES
  ----                                  -------------------
  Growth and Income                          $     2,198
  Small Company Growth                           218,450
  High Quality Bond                               34,056

10. FEDERAL TAX INFORMATION (UNAUDITED)

    During the fiscal year ended December 31, 2000, the following Funds made distributions from long-term capital gains:

  FUND                                   LONG-TERM GAINS PAID
  ----                                   --------------------
  Equity                                     $ 9,653,510
  Growth and Income                              199,179
  Small Company Growth                           299,874
  Asset Allocation                             2,663,278

    Of the ordinary income (including short-term capital gain) distributions made by the Growth and Income and Asset Allocation Funds, during the fiscal year ended December 31, 2000, 100.00% and 13.10%, respectively, qualify for the dividends received deduction available to corporate shareholders.

     REPORT OF ERNST & YOUNG LLP,
     INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy VIP Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of The Galaxy VIP Fund (comprising, respectively, the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund, and Columbia High Yield Fund II portfolios) as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended December 31, 1998 were audited by other auditors whose report dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Galaxy VIP Fund at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                               /S/ SIGNATURE - ERNST & YOUNG LLP


Boston, Massachusetts
February 9, 2001

GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]

                                    TRUSTEES
                             AND EXECUTIVE OFFICERS

                              Dwight E. Vicks, Jr.
                              CHAIRMAN AND TRUSTEE

                                 John T. O'Neill
                              PRESIDENT, TREASURER
                                   AND TRUSTEE

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     TRUSTEE

                                Donald B. Miller
                                     TRUSTEE

                                  James M. Seed
                                     TRUSTEE

                                Kenneth A. Froot
                                     TRUSTEE

                               Bradford S. Wellman
                                EMERITUS TRUSTEE

                                William Greilich
                                 VICE PRESIDENT

                                    W. Bruce
                                 McConnel, Esq.
                                    SECRETARY

                               INVESTMENT ADVISORS
                                Fleet Investment
                                  Advisors Inc.
                               100 Federal Street
                                   Boston, MA
                                      02110

                             Columbia Management Co.
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1530
                                  Portland, OR
                                   97207-1350

                                   DISTRIBUTOR
                             PFPC Distributors, Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                                  LEGAL COUNSEL
                            Drinker Biddle &Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                                Philadelphia, PA
                                   19103-6996

[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEETBANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         [LOGO OMITTED - RECYCLE LOGO]

                   This report was printed on recycled paper.

[LOGO OMITTED - GALAXY FUNDS]
4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108

-----------------
PRESORTED
STANDARD
POSTAGE PAID
PERMIT NO. 105
NORTH READING, MA
-----------------

(12/00) Date of first use: March 1, 2001                               GVAVIPEAR